EXECUTION COPY

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.,
Depositor

UBS REAL ESTATE SECURITIES INC.,
Transferor

WELLS FARGO BANK, N.A.,
Master Servicer, Trust Administrator and Custodian

U.S. BANK NATIONAL ASSOCIATION,
Trustee

POOLING AND SERVICING AGREEMENT
Dated as of February 1, 2006

MASTR ASSET BACKED SECURITIES TRUST 2006-AB1

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-AB1

TABLE OF CONTENTS

ARTICLE I  DEFINITIONS

6

Section 1.01

Definitions.

6

Section 1.02

Certain Calculations.

44

Section 1.03

Rights of the NIMS Insurer.

45

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND

WARRANTIES

45

Section 2.01

Conveyance of Mortgage Loans.

45

Section 2.02

Acceptance by Trustee of the Mortgage Loans.

49

Section 2.03

Remedies for Breaches of Representations and Warranties.

51

Section 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

53

Section 2.05

[Reserved].

53

Section 2.06

Execution and Delivery of Certificates.

53

Section 2.07

REMIC Matters.

54

Section 2.08

Covenants of the Master Servicer.

54

Section 2.09

Representations and Warranties of the Master Servicer.

54

Section 2.10

Representations and Warranties of the Custodian.

55

ARTICLE III  ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

57

Section 3.01

Master Servicing of Mortgage Loans.

57

Section 3.02

Monitoring of Servicers.

57

Section 3.03

[Reserved].

59

Section 3.04

Rights of the Depositor and the Trustee in Respect of the Master Servicer.

59

Section 3.05

Trustee to Act as Master Servicer.

59

Section 3.06

Protected Accounts.

60

Section 3.07

Collection of Mortgage Loan Payments; Collection Account; Distribution Account.

60

Section 3.08

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

63

Section 3.09

Access to Certain Documentation and Information Regarding the Mortgage Loans.

64

Section 3.10

Permitted Withdrawals from the Collection Account and Distribution Account.

64

Section 3.11

[Reserved].

66

Section 3.12

[Reserved].

66

Section 3.13

[Reserved].

66

Section 3.14

Realization upon Defaulted Mortgage Loans.

66

Section 3.15

REO Property.

66

Section 3.16

Due-on-Sale Clauses; Assumption Agreements.

67

Section 3.17

Trustee to Cooperate; Release of Mortgage Files.

68

Section 3.18

Documents, Records and Funds in Possession of Master Servicer and Custodian to Be

Held for the Trustee.

68

Section 3.19

Master Servicing Compensation.

69

Section 3.20

Access to Certain Documentation.

69

Section 3.21

Annual Statement as to Compliance.

69

Section 3.22

Report on Assessment of Compliance and Attestation.

70

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds.

73

ARTICLE IV  DISTRIBUTIONS AND SERVICING ADVANCES

73

Section 4.01

Advances.

73

Section 4.02

Priorities of Distribution.

73

Section 4.03

Allocation of Realized Losses.

78

Section 4.04

Distribution Date Statements to Certificateholders.

79

Section 4.05

Net WAC Rate Carryover Reserve Account.

82

Section 4.06

[Reserved].

83

Section 4.07

[Reserved].

83

Section 4.08

Policy Matters.

83

Section 4.09

Determination of LIBOR.

86

ARTICLE V  THE CERTIFICATES

87

Section 5.01

The Certificates.

87

Section 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

88

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

92

Section 5.04

Persons Deemed Owners.

93

Section 5.05

Access to List of Certificateholders’ Names and Addresses.

93

Section 5.06

Maintenance of Office or Agency.

93

ARTICLE VI  THE DEPOSITOR, THE MASTER SERVICER AND THE CUSTODIAN

94

Section 6.01

Respective Liabilities of the Depositor, the Master Servicer and the Custodian.

94

Section 6.02

Merger or Consolidation of the Depositor, the Master Servicer and the Custodian.

94

Section 6.03

Limitation on Liability of the Depositor, the NIMS Insurer, the Transferor, the Master

Servicer, the Custodian and Others.

94

Section 6.04

Limitation on Resignation of Master Servicer.

95

Section 6.05

Sale and Assignment of Master Servicing Rights.

95

Section 6.06

Fees of the Custodian.

96

ARTICLE VII  DEFAULT

96

Section 7.01

Events of Default.

96

Section 7.02

Trustee to Act; Appointment of Successor.

98

Section 7.03

Notification to Certificateholders.

100

ARTICLE VIII  CONCERNING THE TRUSTEE

100

Section 8.01

Duties of Trustee.

100

Section 8.02

Certain Matters Affecting the Trustee.

101

Section 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

103

Section 8.04

Trustee May Own Certificates.

103

Section 8.05

Trustee’s Fees and Expenses.

103

Section 8.06

Eligibility Requirements for Trustee.

104

Section 8.07

Resignation and Removal of Trustee.

104

Section 8.08

Successor Trustee.

105

Section 8.09

Merger or Consolidation of Trustee.

106

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

106

ARTICLE IX  CONCERNING THE TRUST ADMINISTRATOR AND THE MASTER SERVICER

107

Section 9.01

Duties of Trust Administrator.

107

Section 9.02

Certain Matters Affecting the Trust Administrator.

108

Section 9.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

110

Section 9.04

Trust Administrator May Own Certificates.

110

Section 9.05

Trust Administrator’s Fees and Expenses.

110

Section 9.06

Eligibility Requirements for Trust Administrator.

111

Section 9.07

Resignation and Removal of Trust Administrator.

111

Section 9.08

Successor Trust Administrator.

113

Section 9.09

Merger or Consolidation of Trust Administrator.

114

Section 9.10

[Reserved].

114

Section 9.11

Tax Matters.

114

Section 9.12

Periodic Filings.

117

ARTICLE X  TERMINATION

122

Section 10.01

Termination upon Liquidation or Repurchase of All Mortgage Loans.

122

Section 10.02

Additional Termination Requirements.

125

ARTICLE XI  MISCELLANEOUS PROVISIONS

126

Section 11.01

Amendment.

126

Section 11.02

Recordation of Agreement; Counterparts.

128

Section 11.03

Governing Law.

129

Section 11.04

Intention of Parties.

129

Section 11.05

Notices.

129

Section 11.06

Severability of Provisions.

130

Section 11.07

Assignment.

131

Section 11.08

Limitation on Rights of Certificateholders.

131

Section 11.09

Inspection and Audit Rights.

132

Section 11.10

Certificates Nonassessable and Fully Paid.

132

Section 11.11

Third Party Rights.

132

Section 11.12

Compliance With Regulation AB.

132

SCHEDULES

Schedule I

Mortgage Loan Schedule

Schedule II

Representations and Warranties as to the Mortgage Loans

EXHIBITS

Exhibit A:

Form of Senior Certificate

Exhibit B:

Form of Class M Certificate

Exhibit C:

[Reserved]

Exhibit D-1:

Form of Class CE Certificate

Exhibit D-2:

Form of Class P Certificate

Exhibit D-3:

Form of Residual Certificate

Exhibit E-1:

[Reserved]

Exhibit E-2:

[Reserved]

Exhibit F:

Form of Reverse of Certificates

Exhibit G:

Form of Initial Certification of Custodian

Exhibit H:

Form of Final Certification of Custodian

Exhibit I:

Transfer Affidavit

Exhibit J:

Form of Transferor Certificate

Exhibit K:

Form of Investment Letter (Non Rule 144A)

Exhibit L:

Form of Rule 144A Letter

Exhibit M:

Form of Request for Release

Exhibit N:

[Reserved]

Exhibit O:

Form of Cap Contract

Exhibit P:

Form of Policy

Exhibit Q:

Form of Assessment of Compliance

Exhibit R:

[Reserved]

Exhibit S:

Additional Disclosure Notification

Exhibit T:

Additional Form 10-D Disclosure

Exhibit U:

Additional Form 10-K Disclosure

Exhibit V:

Form 8-K Disclosure Information

Exhibit W:

Form of Sarbanes-Oxley Certification

Exhibit X:

Assessments of Compliance and Attestation Reports Servicing Criteria

THIS POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., a Delaware corporation, as depositor (the “Depositor”), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as transferor (the “Transferor”), WELLS FARGO BANK, N.A., a national banking association (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as the custodian (in such capacity, the “Custodian”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (the “Trustee”).

W I T N E S S E T H  T H A T

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates.  The Trust Fund is being conveyed to the Trustee to create a trust for the benefit of the Certificateholders and the Certificate Insurer.  As provided herein, an election shall be made that the Trust Fund (exclusive of (i) the Cap Contracts, (ii) the right to receive and the obligation to pay Net WAC Rate Carryover Amounts and (iii) the Net WAC Rate Carryover Reserve Account (collectively, the “Excluded Trust Assets”)) be treated for federal income tax purposes as comprising two real estate mortgage investment conduits under Section 860D of the Code (each a “REMIC” or, in the alternative the “Subsidiary REMIC” and the “Master REMIC”).  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

Each Certificate, other than the Class A-UR and Class A-LR Certificates, represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  In addition, each Certificate, other than the Class A-LR, Class A-UR, Class CE and Class P Certificates, represents the right to receive payments with respect to any Net WAC Rate Carryover Amounts.  The Class A-LR Certificate represents ownership of the sole Class of residual interest in the Subsidiary REMIC and the Class A-UR Certificate represents ownership of the sole Class of residual interest in the Master REMIC for purposes of the REMIC Provisions.

The Master REMIC shall hold as its assets the uncertificated interests in the Subsidiary REMIC, other than the LT-R interest, and each such interest is hereby designated as a regular interest in the Subsidiary REMIC.  The Subsidiary REMIC shall hold as its assets the property of the Trust Fund other than the interests in the Subsidiary REMIC, and the Excluded Trust Assets.

The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Latest Possible Maturity Date.

Subsidiary REMIC:

The following table sets forth the designations, principal balances and interest rates for each interest in the Subsidiary REMIC, each of which (other than the LT-R interest) is hereby designated as a regular interest in the Subsidiary REMIC (the “Subsidiary REMIC Regular Interests”):

Subsidiary REMIC Interest Class Designation	Subsidiary REMIC Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
Class LT-A-1	(1)	(2)	A-1
Class LT-A-2	(1)	(2)	A-2
Class LT-A-3A	(1)	(2)	A-3A
Class LT-A-3B	(1)	(2)	A-3B
Class LT-A-4	(1)	(2)	A-4
Class LT-M1	(1)	(2)	M-1
Class LT-M2	(1)	(2)	M-2
Class LT-M3	(1)	(2)	M-3
Class LT-M4	(1)	(2)	M-4
Class LT-M5	(1)	(2)	M-5
Class LT-M6	(1)	(2)	M-6
Class LT-M7	(1)	(2)	M-7
Class LT-M8	(1)	(2)	M-8
Class LT-M9	(1)	(2)	M-9
Class LT-Q	(1)	(3)	N/A
Class LT-R	(4)	(4)	LT-R

___________________________

(1)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these interests in the Subsidiary REMIC is a per annum rate equal to the Net WAC Rate Cap, computed without regard to the adjustment for Class A-1 and Class A-2 Certificates.

(2)

The initial class principal amount of this Subsidiary REMIC interest shall equal one half of the initial Class Principal Balance for its Corresponding Class of Certificates.

(3)

The initial principal balance of this Subsidiary REMIC interest shall equal the excess of (i) the Pool Balance as of the Cut-off Date over (ii) the aggregate of the initial principal balances of each remaining Subsidiary REMIC interest.

(4)

The Class LT-R interest is the sole class of residual interests in the Subsidiary REMIC.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Trust Administrator shall first pay or charge as an expense of the Subsidiary REMIC all expenses of the Trust Fund for such Distribution Date.

On each Distribution Date the Trust Administrator shall distribute the aggregate Interest Remittance Amount for the Mortgage Pool (net of expenses described in the preceding paragraph) to the interests in the Subsidiary REMIC based on the above-described interest rates, provided, however, that interest that accrues on the Class LT-Q Interest shall be deferred in an amount equal to one-half of the increase, if any, in the Overcollateralized Amount for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class LT-Q Interest.  An amount equal to the interest so deferred shall be distributed as additional principal on the other interests in the Subsidiary REMIC having a principal balance in the manner described under priority (a) below.

On each Distribution Date principal shall be distributed, and Realized Losses shall be allocated, among the interests in the Subsidiary REMIC in the following order of priority:

(a) First, to the Class LT-A-1, Class LT-A-2, Class LT-A-3A, Class LT-A-3B, Class LT-A-4, Class LT-M1, Class LT-M2, Class LT-M3, Class LT-M4, Class LT-M5, Class LT-M6, Class LT-M7, Class LT-M8 and Class LT-M9 Interests until the principal balance of each such interest equals one-half of the Class Principal Balance of the Corresponding Class of Certificates immediately after such Distribution Date; and

(b) Second, to the Class LT-Q Interests, any remaining amounts.

On each Distribution Date, the Trust Administrator shall distribute the Trust Prepayment Charges collected during the preceding Prepayment Period, to the Class LT-Q Subsidiary REMIC Regular Interest.

Master REMIC

As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Subsidiary REMIC Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as the “Master REMIC.”  The Master REMIC shall also issue Class R-II Interest, which shall evidence the sole class of “residual interests” in the Master REMIC for purposes of the REMIC Provisions under federal income tax law.  The following table irrevocably sets forth the designation, the Pass-Through Rate, and the initial aggregate Certificate Principal Balance for the indicated Class of Certificates.

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance or Notional Amount	Latest Possible Maturity Date(1)
Class A-1	4.7450%(2)	$237,687,000	February 25, 2036
Class A-2	4.8350%(2)	$149,173,000	February 25, 2036
Class A-3A	5.9100%(2)	$59,127,000	February 25, 2036
Class A-3B	6.0000%(2)	$35,000,000	February 25, 2036
Class A-4	5.7190%(2)	$53,435,000	February 25, 2036
Class M-1	6.0000%(2)	$8,969,000	February 25, 2036
Class M-2	6.0000%(2)	$8,101,000	February 25, 2036
Class M-3	6.0000%(2)	$5,208,000	February 25, 2036
Class M-4	6.0000%(2)	$4,340,000	February 25, 2036
Class M-5	6.0000%(2)	$4,340,000	February 25, 2036
Class M-6	6.0000%(2)	$3,761,000	February 25, 2036
Class M-7	6.0000%(2)	$3,761,000	February 25, 2036
Class M-8	6.0000%(2)	$2,893,000	February 25, 2036
Class M-9	6.0000%(2)	$2,892,552	February 25, 2036
Class CE		$5,244	February 25, 2036
Class P	N/A(4)	$100	February 25, 2036

_______________

(1)

For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Latest Possible Maturity Date has been designated as the “latest possible maturity date” for each Class of Certificates.

(2)

The Pass-Through Rate on any Distribution Date with respect to the Class A and Mezzanine Certificates is the lesser of (a) the related Formula Rate and (b) the Net WAC Rate Cap for such Distribution Date.

(3)

The Class CE Certificate shall represent beneficial ownership of a regular interest in the Master REMIC (the “Class CE Interest”).  The Class CE Interest will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class CE Interest outstanding from time to time.  For purposes of the REMIC Provisions, Class CE Interest shall have an initial principal balance of $5,244, and the right to receive distributions of such amount represents a regular interest in the Master REMIC.  The Class CE Interest shall also comprise a notional component, which represents a regular interest in the Master REMIC.  Such component has a notional balance that will at all times equal the aggregate of the Class Principal Balances of the Subsidiary interests in the Subsidiary REMIC, and, for each Distribution Date (and the related Accrual Period) this notional component shall bear interest at a per annum rate equal to the excess, if any, of (i) (a) the weighted average of the interest rates on the Subsidiary REMIC Regular Interests (other than any interest-only regular interest), over (ii) the Adjusted WAC.  In addition, for purposes of the REMIC Provisions, the Class CE Certificate shall represent beneficial ownership of the Net WAC Rate Carryover Reserve Account.

(4)

The Class P Certificate will not accrue interest and shall be entitled to the Trust Prepayment Charges.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee agree as follows:

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates

All Classes of Offered Certificates other than the Physical Certificates.

Senior Certificates

The Class A-1, Class A-2, Class A-3A, Class A-3B and Class A-4 Certificates.

ERISA-Restricted Certificates

The Private Certificates, and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

Fixed Rate Certificates

The Class A-3A, Class A-3B, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates.

Floating Rate Certificates

The Class A-1 and Class A-2 Certificates.

Offered Certificates

The Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Mezzanine Certificates

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates.

Physical Certificates

The Private Certificates and the Residual Certificates.

Private Certificates

The Class P, Class CE and Residual Certificates.

Rating Agencies

Moody’s and S&P.

Regular Certificates

All Classes of Certificates, other than the Residual Certificates.

Residual Certificates

The Class A-LR and Class A-UR Certificates.

Senior Certificates

The Class A-1, Class A-2, Class A-3A, Class A-3B and Class A-4 Certificates.

Subordinate Certificates

The Mezzanine Certificates, the Class CE Certificates and the Residual Certificates.

Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Account Property:  All amounts and investments held from time to time in a Securities Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise), and all proceeds of the foregoing.

Accountant’s Attestation:  As defined in Section 3.22(b)(i).

Accrual Period: With respect to the Floating Rate Certificates and for a given Distribution Date, will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date. With respect to the Fixed Rate Certificates and Class CE Certificates and the Subsidiary REMIC Regular Interests and each Distribution Date, the calendar month prior to the month of such Distribution Date.

Additional Form 10-D Disclosure:  As defined in Section 3.22.

Additional Form 10-K Disclosure:  As defined in Section 3.22.

Additional Servicer:  Each Affiliate of the Servicer that services any of the Mortgage Loans and each person that is not an Affiliate of the Servicer that services 10% or more of the Mortgage Loans.

Adjusted WAC:  For any Distribution Date (and the related Accrual Period), an amount equal to (i) two, multiplied by (ii) the weighted average of the interest rates for such Distribution Date for the Subsidiary REMIC Regular Interests, weighted in proportion to their Class Principal Balances as of the beginning of the related Accrual Period and computed by subjecting the rate on the Class LT-Q Interest to a cap of 0.00%, and by subjecting the rate on each remaining Subsidiary REMIC Regular Interest to a cap that corresponds to the Pass-Through Rate for the Corresponding Class of Certificates, provided, however, that for each Class of Certificates accruing interest on an actual/360 basis, the Pass-Through Rate shall be multiplied by an amount equal to (a) the actual number of days in the Accrual Period, divided by (b) 30.

Advance:  An advance of principal or interest required to be made by the applicable Servicer pursuant to the related Servicing Agreement or required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01.

Affiliate:  When used with reference to a specified Person, another Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities.

Aggregate Pool Principal Balance:  As to any Distribution Date, the aggregate of the Scheduled Principal Balances of the Mortgage Loans which were outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Allocated Realized Loss Amount:  With respect to any Distribution Date and any Class of Mezzanine Certificates, (i) the sum of (a) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (b) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining undistributed from the previous Distribution Date reduced by (ii) the amount of any Subsequent Recoveries added to the Certificate Principal Balance of such Class of Certificates.

Annual Statement of Compliance:  As defined in Section 3.21(a).

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan as modified by an updated appraisal.

Assessment of Compliance:  As defined in Section 3.22(i)(a).

Assignment:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

Assignment Agreements:  The following Assignment, Assumption and Recognition Agreements, each dated as of February 28, 2006, whereby certain Servicing Agreements solely with respect to the related Mortgage Loans were assigned to the Depositor for the benefit of the Certificateholders and the Certificate Insurer:

(a)

The Assignment, Assumption and Recognition Agreement among PHH, as company, the Transferor and the Depositor; and

(b)

The Assignment, Assumption and Recognition Agreement among Wells Fargo, as company, the Transferor and the Depositor.

Assignment of Proprietary Lease:  With respect to a Cooperative Mortgage Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Mortgage Loan.

Auction Date:  As defined in Section 10.01.

Auction Purchaser:  As defined in Section 10.01.

Auction Sale:  As defined in Section 10.01.

Auction Sale Price:  As defined in Section 10.01.

Available Funds:  With respect to any Distribution Date, an amount equal to the excess of (i) the sum, without duplication, of (a) the aggregate of the related Scheduled Payments due on the related Due Date, received or advanced on the Mortgage Loans on or prior to the related Determination Date, (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Subsequent Recoveries, proceeds from repurchases of and substitutions for such Mortgage Loans and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, (c) the aggregate of any amounts received in respect of a related REO Property and withdrawn from any REO Account and deposited in the Collection Account for such Distribution Date, and (d) on the Distribution Date on which the trust is to be terminated in accordance with Section 10.01 of this Agreement pursuant to an Auction Sale, the Auction Sale Price, over (ii) the sum of (a) amounts reimbursable or payable to the Servicers, the Master Servicer, the NIMS Insurer, the Transferor, the Depositor, the Custodian and the Trust Administrator pursuant to Section 3.10(a) or Section 6.03, (b) amounts payable pursuant to Section 3.10(b)(i) through 3.10(b)(iii), (c) amounts deposited in the Collection Account or the Distribution Account pursuant to clauses (a) through (c) above, as the case may be, in error, (d) the amount of any Trust Prepayment Charges, (e) any indemnification amounts owed to the Trustee or the Trust Administrator payable from the Distribution Account pursuant to Section 8.05 or 9.05, respectively.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Basic Principal Distribution Amount:  With respect to any Distribution Date, the lesser of (a) the aggregate Certificate Principal Balance of the Senior Certificates and the Mezzanine Certificates immediately prior to such Distribution Date and (b) the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Target Release Amount, if any, for such Distribution Date.

Beneficiary:  The Trust Administrator, as agent for the Trustee, on behalf of and for the benefit of, the Holders of the Class A-3A Certificates.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which the Certificate Insurer (with respect to matters hereunder affecting the Certificate Insurer) or on which banking institutions in the City of New York, New York, Minnesota, Maryland, or any city in which the Corporate Trust Office of the Trustee or Trust Administrator is located are authorized or obligated by law or executive order to be closed.

Cap Contracts: The cap contracts between the Trust Administrator on behalf of the Trust and the counterparty thereunder relating to the Class A-1 and Class A-2 Certificates in the forms attached hereto as Exhibit O.

Cenlar:  Cenlar, FSB, and its successors and assigns, in its capacity as Servicer of the Cenlar Mortgage Loans.

Cenlar Serviced Mortgage Loans:  The Mortgage Loans for which Cenlar is listed as “Servicer” on the Mortgage Loan Schedule.

Cenlar Servicing Agreement:  Solely with respect to the Cenlar Serviced Mortgage Loans, the Servicing Agreement, dated as of January 1, 2006 by and among the Master Servicer, UBS Real Estate Securities Inc., as seller, and Cenlar, as servicer, as the same may be amended from time to time.

Certificate:  Any one of the Certificates executed by the Trust Administrator on behalf of the Trust and authenticated by the Trust Administrator in substantially the forms attached hereto as Exhibits A through F.

Certificate Factor: With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to at least six places, the numerator of which is the aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates as of the Closing Date.

Certificate Insurer:  Financial Guaranty Insurance Company, a New York stock insurance corporation, and a direct, wholly-owned subsidiary of FGIC Corporation, a Delaware corporation, or any successor thereto.

Certificate Insurer Contact Person:  The officer designated by the Master Servicer to provide information to the Certificate Insurer pursuant to Section 4.07(i).

Certificate Insurer Default:  The occurrence and continuance of any one of the following: (a) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms; (b) the Certificate Insurer (i) files any petition or commences any case or any suit in equity, action at law, or other judicial or administrative proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) makes a general assignment for the benefit of its creditors, or (iii) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (c) a court of competent jurisdiction or other competent regulatory authority enters a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

Certificate Margin:  With respect to the Class A-1 and Class A-2 Certificates and any Distribution Date on or prior to the Optional Termination Date, 0.14% and 0.23% per annum, respectively.  With respect to the Class A-1 and Class A-2 Certificates and any Distribution Date after the Optional Termination Date, 0.28% and 0.46% per annum, respectively.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

Certificate Principal Balance: With respect to each Senior Certificate, Mezzanine Certificates or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02(e), minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class CE Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the aggregate Principal Balance of the Mortgage Loans as of the first day of the related Due Period over (B) the then aggregate Certificate Principal Balance of the Senior Certificates, the Mezzanine Certificates and the Class P Certificates then outstanding.  Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under Section 4.07 hereof, the “Certificate Principal Balance” of any Class A-3A Certificate shall not be reduced by the amount of any payments made by the Certificate Insurer in respect of principal on such Certificates under the Policy, except to the extent such payment shall have been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

Certificate Register:  The register maintained pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Master Servicer or the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.  The Trust Administrator is entitled to rely conclusively on a certification of the Master Servicer or the Depositor or any affiliate of the Master Servicer or the Depositor, as applicable, in determining which Certificates are registered in the name of an affiliate of the Master Servicer or the Depositor.  For so long as no Certificate Insurer Default exists (and whether or not any payments with respect to Insured Amounts have been made), the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Class A-3A Certificates (other than the right to receive distributions on such Class A-3A Certificates except via subrogation); provided, that the Certificate Insurer shall have no power without the consent of the holder of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder to the Class A-3A Certificateholders; (ii) modify any provision in any way which would permit an earlier retirement of the Class A-3A Certificates; or (iii) amend this definition of “Certificateholder” or “Holder.”

Certification:  As specified in Section 9.12(d).

Certification Parties:  As defined in Section 9.12.

Certification Person:  As defined in Section 9.12.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class A-4 Adjustment Percentage: means, with respect to any Distribution Date, the percentage indicated below:

Distribution Date Occurring	%
March 2006 up to and including February 2009	0%
March 2009 up to and including February 2011	45%
March 2011 up to and including February 2012	80%
March 2012 up to and including February 2013	100%
After February 2013	300%

Class A-4 Distribution Percentage:  With respect to any Distribution Date, the product of the Class A-4 Priority Percentage multiplied by the Class A-4 Adjustment Percentage for such Distribution Date.

Class A-4 Priority Percentage: With respect to any Distribution Date, the percentage obtained by dividing:

(1)

the Class Principal Balance of the Class A-4 Certificates immediately preceding such Distribution Date by

(2)

the aggregate Certificate Principal Balance of the Senior Certificates immediately preceding such Distribution Date.

Class A-4 Priority Principal Distribution Amount:  For the Class A-4 Certificates and any Distribution Date, the lesser of (a) 98% of the Principal Distribution Amount and (b) the product of the Principal Distribution Amount multiplied by the Class A-4 Distribution Percentage for such Distribution Date.

Class A-4 Priority Senior Principal Distribution Amount: For the Class A-4 Certificates and any Distribution Date, the lesser of (a) 98% of the Senior Principal Distribution Amount and (b) the product of the Senior Principal Distribution Amount multiplied by the Class A-4 Distribution Percentage for such Distribution Date.

Class CE Certificate: Any one of the Class CE Certificates executed, authenticated and delivered by the Trust Administrator, substantially in the form annexed hereto as Exhibit D-1 and evidencing (i) a regular interest in the Master REMIC and (ii) the obligation to pay Net WAC Rate Carryover Amounts.

Class CE Interest: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Holders of the Class CE Certificates, evidencing a regular interest in the Master REMIC for purposes of the REMIC Provisions.

Class M-1 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 85.20% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-2 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 88.00% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-3 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.80% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-4 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 91.30% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-5 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.80% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-6 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.10% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-7 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.40% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-8 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.40% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class M-9 Principal Distribution Amount: An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 97.40% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Class P Certificate: Any one of the Class P Certificates executed, authenticated and delivered by the Trust Administrator, substantially in the form annexed hereto as Exhibit D-2.

Class Principal Balance:  With respect to any Class of Certificates and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

Clearstream:  Clearstream Banking Luxembourg, formerly known as Cedelbank SA.

Closing Date:  February 28, 2006.

Code:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Account:  The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.07 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and the Certificate Insurer and designated “Wells Fargo Bank, National Association, for the benefit of U.S. Bank National Association, in trust for the registered Holders of MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1.”  The Collection Account may be deemed to be a sub-account of the Distribution Account.

Commission:  The U.S. Securities and Exchange Commission.

Compensating Interest:  With respect to any Distribution Date and any Servicer, the amount required to be paid by such Servicer under the related Servicing Agreement in connection with Prepayment Interest Shortfalls that occur on Mortgage Loans serviced by such Servicer for the related Distribution Date.  If a Servicer fails to make its required payment of Compensating Interest on any Distribution Date, the Master Servicer will be required to make such payment of Compensating Interest to the same extent that such Servicer was required to make such payment of Compensating Interest.

Cooperative Corporation: With respect to any Cooperative Mortgage Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search:  A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Mortgage Loan:  A Mortgage Loan that is secured by a second lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property:  With respect to any Cooperative Mortgage Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares:  With respect to any Cooperative Mortgage Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit:  With respect to any Cooperative Mortgage Loan, a specific unit in a Cooperative Property.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Structured Finance/MABS 2006-AB1—MASTR Asset Backed Securities Trust 2006-AB1, which is the address to which appropriate notices to and correspondence with the Trustee should be directed

With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located for certificate transfer purposes at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services—MABS 2006-AB1, and for all other purposes at 9062 Old Annapolis Road, Columbia Maryland 21045, Attention: Corporate Trust Services—MABS 2006-AB1.

Corresponding Class:  With respect to any interest in the Subsidiary REMIC, the Corresponding Class of Certificates identified in the table for the Subsidiary REMIC in the Preliminary Statement.

Covered Mortgage Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Credit Enhancement Percentage:  For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Subordinate Certificates by (y) the aggregate Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

Custodian:  Wells Fargo.

Cut-off Date:  February 1, 2006.

Cut-off Date Principal Balance:  The aggregate Principal Balance of the Mortgage Loans as of the close of business on the Cut-off Date, which amount is equal to $578,692,896.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Deficiency Amount:  With respect to any Distribution Date and the Class A-3A Certificates, the sum of (i) the excess, if any, of Required Distributions over the Available Funds for such Distribution Date available to pay Required Distributions on the Class A-3A Certificates in accordance with the priority of payment set forth in Section 4.02 and (ii) on the Final Insured Distribution Date, the aggregate Certificate Principal Balance of the Class A-3A Certificates to the extent unpaid on such date (in each case, after taking into account any reduction of the Certificate Principal Balance of the Class A-3A Certificates from all sources other than the Policy).

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  Any Mortgage Loan that is replaced or required to be replaced pursuant to Section 2.02 or 2.03.

Delinquency Percentage: As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

Delinquent: With respect to any Mortgage Loan, means that any monthly payment with respect to such Mortgage Loan that is due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan. A Mortgage Loan is “30 days Delinquent” if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent,” etc.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Principal Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Mortgage Asset Securitization Transactions, Inc., a Delaware corporation, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects Book-Entry transfers and pledges of securities deposited with the Depository.

Determination Date:  As defined in the applicable Servicing Agreement.

Distribution Account:  The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.07 in the name of the Trust Administrator for the benefit of the Certificateholders and the Certificate Insurer and designated “Wells Fargo Bank, N.A., in trust for registered Holders of MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1.”  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  As to any Distribution Date, one Business Day prior to such Distribution Date.

Distribution Date:  The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 2006.

Distribution Date Statement:  The statement delivered to the Certificateholders pursuant to Section 4.03.

DTC: The Depository Trust Company.

Due Date: With respect to each Mortgage Loan, the date on which the Scheduled Payment is due each month.

Due Period:  With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short term ratings of each of the Rating Agencies at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Owner and NIMS Insurer, the Owner and NIMS Insurer have a claim with respect to the funds in such account that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained (provided that the ratings of the Rating Agencies with respect to the Certificates shall not be downgraded or withdrawn (without regard to the Policy)), (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state-chartered depository institution or (b) a trust company acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as stated by each such Rating Agency in writing. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trust Administrator.

Eligible Substitute Mortgage Loan:  With respect to a Mortgage Loan substituted by the Transferor for a Deleted Mortgage Loan, a Mortgage Loan which must, on the date of such substitution, (i) have a Principal Balance, (or, in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 10% less than the Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.03 hereof; (vi) be the same credit grade category as the Deleted Mortgage Loan; (vii) have the same prepayment penalty term; and (viii) not be a Cooperative Mortgage Loan unless the Deleted Mortgage Loan was a Cooperative Mortgage Loan.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

Euroclear: The Euroclear System.

Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, exceeds (i) the Principal Balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

Fannie Mae:  Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Certification:  With respect to the Custodian, the certification required to be delivered by the Custodian not later than 90 days after the Closing Date to the Depositor, the Trustee and the Transferor in the form annexed hereto as Exhibit H pursuant to Section 2.02 of this Agreement.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

Final Insured Distribution Date:  The earlier of (a) the Distribution Date in February 2036 and (b) the final Distribution Date that occurs in connection with an auction of the Trust Fund as provided in Article X.

Fixed Rate Certificate:  As specified in the Preliminary Statement.

Floating Rate Certificate:  As specified in the Preliminary Statement.

Form 8-K Disclosure Information:  As defined in Section 3.22.

Formula Rate:  For any Distribution Date and the Class A-1 Certificates, LIBOR plus the related Certificate Margin.  For any Distribution Date any Class of Fixed Rate Certificates, the related fixed rate set forth in the Preliminary Statement, which fixed rate will increase by 0.50% after the Optional Termination Date.

Freddie Mac:  Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

High Cost Mortgage Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Mortgage Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard and Poor’s Glossary.

Highest Priority: As of any date of determination, the Class of Mezzanine Certificates then outstanding with a Certificate Principal Balance greater than zero, with the highest priority for payments pursuant to Section 4.02, in the following order of descending priority: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

Home Loan:  A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Homeownership Act: The federal Truth-in-Lending Act as amended by the Home Ownership and Equity Protection Act of 1994.

Indenture:  Any indenture pursuant to which notes are issued as to which the NIMS Insurer guaranteed payment.

Independent:  When used with respect to any accountants, a Person who is “independent” within the meaning of Rule 2-01(B) of the Commission’s Regulation S-X.  Independent means when used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any affiliate of such other Person, (b) does not have any material direct or indirect financial interest in such other Person or any affiliate of such other Person, (c) is not connected with such other Person or any affiliate of such other Person as an officer, employee, promoter, underwriter, trust administrator, trustee, partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined clause (b) or (c) above.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Initial Certification:  With respect to the Custodian, the certification required to be executed by the Custodian and delivered on the Closing Date to the Depositor and the Trustee in the form annexed hereto as Exhibit G pursuant to Section 2.02 of this Agreement.

Initial LIBOR Rate:  4.605% per annum.

Insolvency Proceeding:  With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors, in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by an insurer pursuant to any title policy, hazard policy or other Insurance Policy covering a Mortgage Loan to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing Mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

Insured Amount: With respect to any Distribution Date and the Class A-3A Certificates, the Deficiency Amount for such Distribution Date and any Preference Amount.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Remittance Amount: With respect to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

Issuing Entity:  As defined in Section 2.01(c).

Latest Possible Maturity Date:  The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

Late Payment Rate:  The lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (and change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2.00%, and (ii) the then applicable highest rate of interest on the Class A-3A Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates as determined by the Insurer.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

Lender-Paid Mortgage Insurance Loan:  Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Lender-Paid Mortgage Insurance Rate.

Lender-Paid Mortgage Insurance Rate:  With respect to any Lender-Paid Mortgage Insurance Loan, a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule under the heading “Lender-Paid Mortgage Insurance Rate.”

LIBOR:  As to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one month U.S. Dollar deposits, as determined by the Trust Administrator in accordance with Section 4.09.

LIBOR Business Day:  A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

LIBOR Determination Date:  With respect to each Distribution Date and the Class A-1 and Class A-2 Certificates, the second LIBOR Business Day preceding the commencement of the related Accrual Period.

Liquidated Mortgage Loan:  With respect to any Distribution Date, (i) a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer or the Master Servicer, as the case may be, has determined (in accordance with the applicable Servicing Agreement and this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property or (ii) any Mortgage Loan that becomes 180 days or more delinquent in the calendar month preceding the month of such Distribution Date.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Servicing Advances.

Loan-to-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.  For purposes of representation (xxxi) of Schedule II, the Loan-to-Value Ratio will be the loan-to-value ratio calculated in accordance with applicable state laws regarding primary mortgage insurance.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master REMIC:  As specified in the Preliminary Statement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns, in its capacity as Master Servicer hereunder.

Master Servicer Event of Termination:  As defined in Section 7.01 hereof.

Master Servicing Compensation:  All investment earnings on amounts on deposit from time to time in the Collection Account.

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

MERS:  As defined in Section 2.01.

Mezzanine Certificates:  As specified in the Preliminary Statement.

Monthly Interest Distributable Amount: With respect to the Senior Certificates, the Mezzanine Certificates and the Class CE Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class CE Certificates) of such Class immediately prior to such Distribution Date, reduced by any Prepayment Interest Shortfalls not covered by Compensating Interest Payments and Relief Act Interest Shortfalls (allocated to each such Certificate based on its respective entitlements to interest irrespective of any Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date).

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto.  If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Mortgage Monitoring Group, or such other address as Moody’s may hereafter furnish to each other party to this Agreement.

Mortgage:  The mortgage, deed of trust or other instrument creating a second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Transferor and the Depositor.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the related Custodian to reflect the addition of Eligible Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:  (1) the Mortgage Loan identifying number; (2) the Mortgagor’s first and last name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) the original Principal Balance of the Mortgage Loan; (5) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (6) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; (7) [reserved]; (8) the last Due Date on which a Scheduled Payment was actually applied to the unpaid principal balance; (9) the Mortgage Rate in effect immediately following origination; (10) the Mortgage Rate in effect immediately following the Cut-off Date (if different from (9)); (11) the amount of the Scheduled Payment at origination; (12) the amount of the Scheduled Payment as of the Cut-off Date (if different from (11)); (13) a code indicating whether the Mortgaged Property is owner occupied, a second home or an investor property; (14) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned unit development, a condominium or a Cooperative Unit; (15) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash out refinance); (16) the stated maturity date; (17) the original months to maturity; (18) the remaining months to maturity from the Cut-off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (19) the origination date of the Mortgage Loan; (20) the Mortgage Loan-to-Value Ratio at origination; (21) the date on which the first Scheduled Payment was due on the Mortgage Loan after the origination date; (22) a code indicating the documentation style of the Mortgage Loan; (23) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Mortgage Insurer, the certificate number and the coverage amount of the Primary Insurance Policy, and the Lender-Paid Mortgage Insurance Rate; (24) the Servicing Fee Rate; (25) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty; (26) the credit score (or mortgage score) of the Mortgagor; (27) the debt-to-income ratio of the Mortgage Loan; (28) a code indicating the originator of the Mortgage Loan; (29) the date on which the Mortgage Loan was transferred to the Transferor; (30) the initial Servicer, (31) a code indicating whether the Mortgage Loan is a Cooperative Mortgage Loan, and (32) a code indicating whether such Mortgage Loan is a Trust Prepayment Charge Mortgage Loan.

Mortgage Loan Seller:  With respect to any Mortgage Loan, the entity that sold such Mortgage Loan to the Transferor.

Mortgage Loans:  Such of the mortgage loans and cooperative loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  With respect to each Mortgage Loan that is a Cooperative Mortgage Loan, if any, “Mortgage Loan” shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Mortgage Loan, “Mortgage Loan” shall include, but not be limited to the related Mortgage and the related Mortgage Note.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Pool:  The pool of Mortgage Loans included in the Trust.

Mortgage Rate:  With respect to any Mortgage Loan, the per annum interest rate at which such Mortgage Loan accrues interest.

Mortgaged Property:  The property securing a Mortgage Loan which will consist of one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units.

Mortgagor:  The obligor on a Mortgage Note.

Net Monthly Excess Cashflow:  With respect to each Distribution Date, the sum of (i) the Overcollateralization Target Release Amount and (ii) the excess, if any, of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Senior Certificates and Mezzanine Certificates, (B) the Unpaid Interest Shortfall Amounts for the Senior Certificates, (C) the Premium Distribution Amount and (D) the Principal Remittance Amount.

Net Mortgage Rate:  As to each Mortgage Loan the applicable Mortgage Rate minus (i) the Servicing Fee Rate and (ii) the Lender-Paid Mortgage Insurance Fee Rate, if applicable.

Net WAC Rate Cap:  For any Distribution Date and the Senior Certificates and the Mezzanine Certificates will be a per annum rate (subject, with respect to the Class A-1 and Class A-2 Certificates, to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (x) the sum of the Premium Distribution Amount and any fees and expenses of the trust payable on such Distribution Date multiplied by (y) 12 and divided by the aggregate outstanding Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Net WAC Rate Carryover Amount: For such class for such Distribution Date is an amount equal to the sum of (i) the excess of (x) the amount of interest such class of Certificates would have accrued on such Distribution Date had such Pass-Through Rate been the related Formula Rate, over (y) the amount of interest such class of certificates accrued for such Distribution Date at the related Net WAC Rate Cap and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the Formula Rate applicable for such class for such Accrual Period.

Net WAC Rate Carryover Reserve Account:  The account established and maintained pursuant to Section 4.04.

NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE Certificates, the Class P Certificates and/or the Residual Certificates.

NIMS Insurer Default: The continuance of any failure by the NIMS Insurer, if any, to make a required payment under the policy insuring the net interest margin securities.

Nonrecoverable Advance:  Any portion of an Advance previously made or proposed to be made by the applicable Servicer or the Master Servicer, as the case may be, that, in the good faith judgment of the applicable Servicer or the Master Servicer, will not be ultimately recoverable by the applicable Servicer or the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notice of Final Distribution:  The notice to be provided pursuant to Section 10.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Notional Amount: With respect to the Class CE Interest and any Distribution Date, the aggregate Uncertificated Balance of the Subsidiary REMIC Regular Interests for such Distribution Date.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Master Servicing Officer, as the case may be, and delivered to the Depositor, the Trustee and the Trust Administrator, as the case may be, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including in house counsel, reasonably acceptable to the Trustee or the Trust Administrator, as applicable; provided, however, that, with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Optional Termination Date:  The first date upon which the Trust is eligible to be terminated in connection with the purchase of the Mortgage Loans pursuant to Section 10.01(a) hereof.

Original Certificate Principal Balance:  The Certificate Principal Balance of the Senior Certificates, the Mezzanine Certificates or the Class P Certificates on the Closing Date.

Original Subordinate Principal Balance:  The aggregate of the Class Principal Balances of the Subordinate Certificates as of the Closing Date.

OTS:  The Office of Thrift Supervision.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(a)

Certificates theretofore canceled by the Trust Administrator or delivered to the Trust Administrator for cancellation; and

(b)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trust Administrator pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Principal Balance greater than zero that was not the subject of a Principal Prepayment in Full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

Overcollateralization Deficiency Amount:  With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

Overcollateralization Target Amount:  With respect to any Distribution Date prior to the Stepdown Date, 1.30% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.  With respect to any Distribution Date on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) 2.60% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the product of 0.35% and the aggregate Cut-off Date Principal Balance of the Mortgage Loans.  With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is in effect, the Overcollateralization Target Amount for the preceding Distribution Date.  Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the Aggregate Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates to zero, the Overcollateralization Target Amount will be zero.

Overcollateralization Target Maintenance Amount:  With respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date but before giving effect to any other distributions on the Senior Certificates and Subordinate Certificates in reduction of the their respective Certificate Principal Balances on such Distribution Date).

Overcollateralization Target Release Amount:  With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the offered certificates in reduction of their respective Certificate Principal Balances on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:  With respect to any Distribution Date, the excess, if any, of (i) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the aggregate Certificate Principal Balance of the Senior Certificates, the Mezzanine Certificates and the Class P Certificates as of such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

Ownership Interest:  As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Par-Value:  As defined in Section 10.01.

Pass-Through Rate:  For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

PCAOB:  The Public Company Accounting Oversight Board.

Percentage Interest:  As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates (without regard to the Policy);

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of any Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates (without regard to the Policy);

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates (without regard to the Policy);

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, to any of the Certificates (without regard to the Policy);

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates (without regard to the Policy);

(g)

repurchase obligations with respect to any security described in subclauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in subclause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to the of the Certificates, as evidenced by a signed writing delivered by each Rating Agency (without regard to the Policy);

(i)

units of a taxable money-market portfolio having the highest available long-term rating assigned by each Rating Agency at the time of such investment and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer or for which the Trust Administrator or Master Servicer or any affiliate of the Trust Administrator or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings, by any Rating Agency, then assigned to any of the Certificates, as evidenced by a signed writing delivered by each Rating Agency (without regard to the Policy);

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Permitted Transferee:  Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury Regulations), or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income is subject to United States federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the Trust and one or more Persons described in this clause (v) have the authority to control all substantial decisions of the Trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States persons) unless such Person has furnished the transferor and the Trust Administrator with a duly completed Internal Revenue Service Form W-8ECI or any applicable successor form, (vi) any Person with respect to whom income on any Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

PHH:  PHH Mortgage Corporation (f/k/a Cendant Mortgage Corporation) and its successors and assigns, in its capacity as Servicer of the PHH Mortgage Loans.

PHH Mortgage Loans:  The Mortgage Loans for which PHH is listed as “Servicer” on the Mortgage Loan Schedule.

PHH Servicing Agreement:  Solely with respect to the PHH Mortgage Loans, the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2001, between the Transferor, as purchaser, and PHH (as successor by merger to Cendant), as seller and as servicer, as amended by Amendment No. 1 dated as of November 28, 2001 and as the same may be amended further from time to time, and any assignments and conveyances related to the PHH Mortgage Loans.

Physical Certificates:  As specified in the Preliminary Statement.

Pledge Instruments:  With respect to each Cooperative Mortgage Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

Pool Balance: The aggregate of the Principal Balances of the Mortgage Loans.

Policy:  The Financial Guaranty Insurance Policy No. 06030021, issued by the Certificate Insurer in respect of the Class A-3A Certificates, a copy of which is attached hereto as Exhibit P.

Policy Payments Account:  The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 4.07(c) in the name of the Trust Administrator for the benefit of the Class A-3A Certificateholders and designated “Wells Fargo Bank, National Association, for the benefit of U.S. Bank National Association, in trust for the registered Holders of MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates Series 2006-AB1, Class A-3A.”  Funds in the Policy Payments Account shall be held in trust for the Class A-3A Certificateholders for the uses and purposes set forth in this Agreement.

Preference Amounts:  Any payment of principal or interest previously distributed by or on behalf of the Trust to a Holder of the Class A-3A Certificates, which would have been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment, which has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

Premium Distribution Amount:  As to any Distribution Date, the sum of (A) the product of (x) 1/12th of 0.09% multiplied by (y) the Class Principal Balance of the Class A-3A Certificates immediately preceding such Distribution Date, and (B) the sum of the amounts, if any, by which the amount described in clause (A) above on each prior Distribution Date exceeded the amount actually distributed in respect of the premium on such prior Distribution Dates and not subsequently distributed, plus interest thereon at a rate equal to the Late Payment Rate.

Prepayment Interest Shortfall:  With respect to any Distribution Date and each Mortgage Loan with respect to which a prepayment in full or a partial prepayment has occurred during the month preceding such Distribution Date, the difference between (a) one month’s interest at the Net Mortgage Rate on the Principal Balance of the Mortgage Loan, if such Mortgage Loan was prepaid in full, or partial payment, if such Mortgage Loan was not prepaid in full, as applicable, and (b) the excess of (i) the amount of interest actually received with respect to the portion of such Mortgage Loan that was prepaid during the related Prepayment Period over (ii) the product of the Servicing Fee Rate and the Principal Balance of the Mortgage Loan.

Prepayment Period:  For any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Primary Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Balance:  With respect to any Mortgage Loan and any date, an amount equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments in respect of principal made on such Mortgage Loan.

Principal Distribution Amount: With respect to any Distribution Date is the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Overcollateralization Target Maintenance Amount for such Distribution Date.

Principal Prepayment:  Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.  Partial Principal Prepayments will be applied by the applicable Servicers in accordance with the terms of the related Servicing Agreements and in accordance with the terms of the related Mortgage Note, and to the extent the Mortgage Note does not provide otherwise, shall be applied in the Prepayment Period preceding the receipt thereof.

Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Principal Remittance Amount: With respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected on the Mortgage Loans by the related Servicer that were due during the related Due Period, the principal portion of any Advances made with respect to such Distribution Date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the related Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received during such Prepayment Period with respect to the Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, deposited to the collection account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustment Amount deposited in the collection account during such Prepayment Period with respect to the Mortgage Loans, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with Section 10.01 of this Agreement pursuant to an Auction Sale, that portion of the Auction Sale Price, representing principal with respect to the Mortgage Loans.

Private Certificates:  As specified in the Preliminary Statement.

Proprietary Lease:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Prospectus Supplement:  The Prospectus Supplement dated February 27, 2006 relating to the Offered Certificates.

Protected Account:  An account established and maintained for the benefit of Certificateholders and the Certificate Insurer by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.  Each Protected Account is required to be an Eligible Account.

Purchase Price: With respect to any Mortgage Loan that is purchased by the transferor pursuant to Section 2.02 or 2.03 hereof, a price equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Rate through the end of the calendar month in which the purchase is effected, plus any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Mortgage Insurer:  Any mortgage insurer that is Fannie Mae and Freddie Mac approved.

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement.  If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the Trust Administrator and the Certificate Insurer.  References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Mortgage Loan that is a Liquidated Mortgage Loan, an amount (not less than zero or more than the Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the unpaid Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan.  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

Recognition Agreement:  An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Mortgage Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Mortgage Loan, (ii) make certain agreements with respect to such Cooperative Mortgage Loan.

Record Date:  With respect to any Distribution Date and any Class of Fixed Rate Certificates or Physical Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.  With respect to any Distribution Date and any Class of Floating Rate Certificates held in Book-Entry Form, the last Business Day immediately preceding such Distribution Date.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates:  As specified in the Preliminary Statement.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed Reg. 1,506, 1.531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on Exhibit X attached hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by any of the Master Servicer, the Trust Administrator or each Servicer, the term Relevant Servicing Criteria may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Reimbursement Amount:  The aggregate of all amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement, with interest at the Late Payment Rate for all amounts previously due but remaining unpaid, for claims paid under the Policy and any other amounts owing to the Certificate Insurer.

Relief Act:  The Servicemembers Civil Relief Act, as amended, or any comparable state or local statute (including the comparable provisions under the California Military and Veterans Code, as amended).

Relief Act Reduction:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Change of Law:  Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as foregoing may be in effect from time to time as well as provisions of applicable state laws.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure, deed-in-lieu of foreclosure, repossession or otherwise in connection with a defaulted Mortgage Loan.

Reportable Event:  As defined in Section 9.12.

Reporting Servicer:  As defined in Section 9.12(b)(i).

Required Distributions: The aggregate Monthly Interest Distributable Amount with respect to the Class A-3A Certificates, minus, without duplication, any Prepayment Interest Shortfalls and any Relief Act Reductions allocated to the Class A-3A Certificates and minus any basis risk shortfall and any shortfall attributable to the liability of the Trust, any REMIC, the Trust Administrator or the Trustee for taxes or withholding taxes, including interest and penalties in respect of such liability.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under the applicable Servicing Agreement.

Residual Certificates:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee or the Trust Administrator, any Director, any Managing Director, any Associate, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee or Trust Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

S&P:  Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.  If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.05(b), the address for notices to S&P shall be Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:  Residential Mortgage Monitoring Group, or such other address as S&P may hereafter furnish to each other party to this Agreement.

Sarbanes-Oxley Act:  The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification:  As defined in Section 9.12.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended.

Security Agreement: With respect to a Cooperative Mortgage Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Mortgage Loan in the related Cooperative Shares.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Principal Distribution Amount: An amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 82.10% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over $2,025,425.

Servicer:  Each of Cenlar, PHH and Wells Fargo, as applicable.

Servicer Remittance Date:  With respect to any Servicer and any Distribution Date, the 18th day of each calendar month, or if such 18th day is not a Business Day, either the immediately preceding Business Day or the immediately succeeding Business Day, as specified in the related Servicing Agreement.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its master servicing obligations or the applicable Servicer, as the case may be, of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer or the applicable Servicer, as the case may be, pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

Servicing Agreements:

(a)

the Cenlar Servicing Agreement;

(b)

the PHH Servicing Agreement

(c)

the Wells Fargo Servicing Agreement; and

(d)

the Assignment Agreements.

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one twelfth of the Servicing Fee Rate multiplied by the Principal Balance of such Mortgage Loan as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs (after giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date).

Servicing Fee Rate:  With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

Servicing Function Participant:  Any Subservicer, Subcontractor or any other Person, other than the Servicer, the Master Servicer and the Trust Administrator, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans (calculated by Aggregate Pool Principal Balance).

Standard & Poor’s Glossary:  The current Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

Startup Day:  The Closing Date.

Stepdown Date: The earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in March 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to distribution of the Principal Distribution Amount) for the Senior Certificates is greater than 17.90%.

Stock Power:  With respect to a Cooperative Mortgage Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

Subcontractor:  Any outsourcer that performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to more than 5% but less than 10% of the Mortgage Loans under the direction or authority of the Master Servicer, the Trust Administrator, the Custodian or the Servicer (measured by Aggregate Pool Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Subcontractor performs such discrete functions and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed in such calendar year).

Subordinate Certificates:  As specified in the Preliminary Statement.

Subservicer:  Any Person that (a) services Mortgage Loans on behalf of the Servicer pursuant to a subservicing agreement and is responsible for the performance of the material servicing functions required to be performed by the Servicer under the Servicing Agreement that are identified in Item 1122(d) of Regulation AB with respect to 10% or more of the Mortgage Loans under the direction or authority of the Servicer (measured by Aggregate Pool Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Subservicer services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed in such calendar year).

Subsequent Recoveries: Unanticipated amounts received on a liquidated Mortgage Loan the absence of which resulted in a Realized Loss in a prior month.  If Subsequent Recoveries are received, they will be included (net of any amounts due the related Servicer) as part of the Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described herein.  In addition, after giving effect to all distributions on a Distribution Date, if any Allocated Realized Loss Amounts are outstanding, the Allocated Realized Loss Amount for the class of Mezzanine Certificates then outstanding with the highest distribution priority will be decreased by the amount of such Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Allocated Realized Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of such class or classes of Mezzanine Certificates will be increased by the same amount.  Thereafter, such class or classes of Mezzanine Certificates will accrue interest on the increased Certificate Principal Balance.

Subsidiary REMIC :  As specified in the Preliminary Statement.

Subsidiary REMIC Regular Interest:  As specified in the Preliminary Statement.

Substitution Adjustment Amount:  With respect to any Mortgage Loan that is purchased by the originator is an amount equal to the excess of the Principal Balance of the related Deleted Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan, pursuant to Section 2.03.

Tax Matters Person:  In the case of each REMIC created by this Agreement, the person designated as “tax matters person” in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1 for such REMIC.

Terminating Entity:  The Class CE Certificateholder; provided, that if the Class CE Certificateholder does not exercise its termination rights under Section 10.01 on any date on which it is entitled to do so, the Terminating Entity shall be the Master Servicer; provided, further, that if neither the Class CE Certificateholder nor the Master Servicer exercises its termination rights under Section 10.01 on any date on which it is entitled to do so, the Terminating Entity shall be the Certificate Insurer.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transferor:  UBS Real Estate Securities Inc., a Delaware corporation, seller of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreement.

Trigger Event:  A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if:

(a)

the Delinquency Percentage exceeds 40.00% of the Credit Enhancement Percentage; or

(b)

the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Due Period) divided by the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
March 2008 through February 2009	0.35% for the first month, plus an additional 1/12th of 0.45% for each month thereafter.
March 2009 through February 2010	0.80% for the first month, plus an additional 1/12th of 0.45% for each month thereafter.
March 2010 through February 2011	1.25% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
March 2011 through February 2012	1.50% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
March 2012 and thereafter	1.75% for each month.

Trust Administrator:  Wells Fargo in its capacity as Trust Administrator hereunder, and if a successor trust administrator is appointed hereunder, such successor.

Trust Administrator Compensation:  All investment earnings on amounts on deposit in the Distribution Account.

Trust Collateral:  As defined in Section 10.01.

Trust Fund:  The corpus of the trust created hereunder consisting of:  (a) the Mortgage Loan Purchase Agreement and the Servicing Agreements solely as each such Servicing Agreement relates to the Mortgage Loans being serviced by the related Servicer (other than those rights under the Servicing Agreements that do not relate to servicing of the Mortgage Loans (including, without limitation, the representations and warranties made by the applicable Servicer (with respect to the Mortgage Loans sold to the Transferor) and the document delivery requirements of such Servicer and the remedies (including indemnification) available for breaches thereto), which rights were retained by the Transferor pursuant to the Assignment Agreements); (b) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (c) the Collection Account, the Distribution Account, the Policy Payments Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (d) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (e) with respect to the Class A-3A Certificates only, the Policy; and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trust Prepayment Charge: With respect to any Trust Prepayment Charge Mortgage Loan and any Distribution Date, any prepayment premium, penalty or charge collected by the related Servicer during the related Prepayment Period and remitted to the Master Servicer.

Trust Prepayment Charge Mortgage Loan:  Any Mortgage Loan identified on the Mortgage Loan Scheduled as a “Trust Prepayment Charge Mortgage Loan,” for which the trust is entitled to prepayments, penalties or charges collected by the related Servicers.

Trustee:  U.S. Bank, and, if a successor trustee is appointed hereunder, such successor.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Unpaid Interest Shortfall Amount: For each class of Senior Certificates and Mezzanine Certificates and the first Distribution Date, zero, and with respect to each Class of Senior Certificates and Mezzanine Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

U.S. Bank:  U.S. Bank National Association, a national banking association organized under the laws of the United States, and its successors and assigns.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the Holders of the Senior Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the Holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the Holders of the Residual Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

For so long as no Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall be entitled to exercise on behalf of the Holders of the Class A-3A Certificates the Voting Rights of such Classes unless the Certificate Insurer has consented in writing to the exercise of such Voting Rights by such Holders.

Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns in its capacity as Master Servicer, Trust Administrator or Custodian, or as Servicer of the Wells Fargo Serviced Mortgage Loans, as the case may be, hereunder.

Wells Fargo Serviced Mortgage Loans:  The Mortgage Loans for which Wells Fargo is listed as “Servicer” on the Mortgage Loan Schedule.

Wells Fargo Servicing Agreement:  Solely with respect to the Wells Fargo Serviced Mortgage Loans, the Seller’s Warranties and Servicing Agreement, dated as of July 1, 2002, between the Transferor and Wells Fargo (f/k/a Wells Fargo Home Mortgage, Inc.), as amended by the First Addendum, dated as of January 1, 2003, and as the same may be further amended from time to time, and any assignments and conveyances relating to the Wells Fargo Serviced Mortgage Loans.

Section 1.02

Certain Calculations.

Unless otherwise specified herein, for purposes of determining amounts with respect to the Certificates and the rights and obligations of the parties hereto, all calculations of interest for the Fixed Rate Certificates (other than as provided in the Mortgage Loan documents) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30 day months and all calculations of interest for the Floating Rate Certificates (other than as provide din the Mortgage Loan documents) provided for herein shall be made on the basis of the actual number of days in a year assumed to consist of 360 days.

Section 1.03

Rights of the NIMS Insurer.

Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) the notes issued pursuant to the Indenture remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 and any rights to indemnification hereunder in the case of clause (ii) below) so long as (i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

Section 2.01

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.  In addition, on or prior to the Closing Date, the Depositor shall cause the Certificate Insurer to deliver the Policy to the Trust Administrator.  In connection with the foregoing assignments, the Transferor has caused each Servicer to enter into the related Assignment Agreement.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders and the Certificate Insurer the following documents or instruments with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan so assigned:

(A)

the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form:  “Pay to the order of ___________ without recourse,” with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or, with respect to any Lost Mortgage Note, a lost note affidavit from the related originator or the Transferor stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(B)

except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the related originator as being a true and complete copy of the Mortgage;

(C)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), endorsed in the following form:  “U.S. Bank National Association, in trust for the MASTR Asset Backed Securities Trust 2006-AB1 for the benefit of the Holders of the Mortgage Pass-Through Certificates, Series 2006-AB1” together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

(D)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(E)

except as provided below, the original or duplicate original lender’s title policy and all riders thereto.

(ii)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian, on behalf of the Trustee, for the benefit of the Certificateholders and the Certificate Insurer the following documents or instruments with respect to each Cooperative Mortgage Loan so assigned:

(A)

the Cooperative Shares, together with the Stock Power in blank;

(B)

the executed Security Agreement;

(C)

the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Mortgage Loan;

(D)

the executed Recognition Agreement;

(E)

copies of the original Financing Statement, and any continuation statements, filed by the originator of such Cooperative Mortgage Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(F)

copies of the filed UCC assignments or amendments of the security interest referenced in clause (v) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(G)

an executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(H)

for any Cooperative Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

Notwithstanding the foregoing, if any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer under its related Servicing Agreement to cause the Trustee to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

If in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements of clause (b)(i)(B), (C) or (E) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (b)(i)(B) or (C) above, or because the title policy has not been delivered to either the Custodian or the Depositor by the applicable title insurer in the case of clause (b)(i)(E) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (b)(i)(B) or (C) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (b)(i)(E) above, no later than 120 days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Custodian as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date.  The Depositor shall forward or cause to be forwarded to the Custodian (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor to the Custodian.  In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a “lost instruments affidavit and indemnity” or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Custodian shall execute and deliver or cause to be executed and delivered such a document to the public recording office.  In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Transferor shall deliver to the Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

As promptly as practicable subsequent to such transfer and assignment, set forth in clause (a) above and in any event, within ninety (90) days thereafter, the Custodian shall affix the Trustee’s name to each assignment of Mortgage, as the assignee thereof, and, subject to Section 2.02, the Master Servicer shall enforce the obligations of the related Servicer pursuant to the related Servicing Agreement to (i) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (ii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, the related Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within ninety (90) days after receipt thereof and except that the related Servicer need not cause to be recorded any assignment which relates to a Mortgage Loan (a) in any state where, in an Opinion of Counsel addressed to the Trustee, such recording is not required to protect the Trustee’s interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Transferor, (b) in any state where recordation is not required by either Rating Agency to obtain the initial ratings on the Certificates set forth in the Prospectus Supplement or (c) with respect to any Mortgage which has been recorded in the name of MERS, or its designee.  As of the date hereof, recordation is not required in any state by either Rating Agency to obtain the initial rating on the Certificates (upon which statement the Master Servicer, the Trustee and the Custodian may each conclusively rely).

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Master Servicer on behalf of the Trustee, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 3.07 hereof.

(c)

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the “Issuing Entity”) to be known, for convenience, as “MASTR Asset Backed Securities Trust 2006-AB1” and U.S. Bank National Association is hereby appointed as Trustee in accordance with the provisions of this Agreement.

(d)

[Reserved].

(e)

Each of the Collection Account and Distribution Account shall at all times be an Eligible Account, provided that the Collection Account may be deemed to be a sub-account of the Distribution Account.  If at any time either the Collection Account or the Distribution Account ceases to be an Eligible Account, the Master Servicer or the Trust Administrator, as applicable, shall immediately establish and maintain a new Collection Account or Distribution Account, as applicable, that is an Eligible Account, and shall immediately transfer all funds on deposit in the former Collection Account or Distribution Account, as applicable, to the new Collection Account or Distribution Account, as applicable.

(f)

The Depositor hereby directs the Trust Administrator to execute, deliver and perform its obligations under the Cap Contract.  The Transferor, the Depositor, the Master Servicer, the Trustee and the Holders of the Senior Certificates and the Mezzanine Certificates by their acceptance of such Certificates acknowledge and agree that the Trust Administrator shall execute, deliver and perform its obligations under the Cap Contract and shall do so solely in its capacity as Trust Administrator, and not in its individual capacity. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trust Administrator shall apply to the Trust Administrator’s execution of the Cap Contract, and the performance of its duties and satisfaction of its obligations thereunder.

Section 2.02

Acceptance by Trustee of the Mortgage Loans.

The Custodian, on behalf of the Trustee, acknowledges receipt of the documents identified in the Initial Certification issued by it in the form annexed hereto as Exhibit G and declares that it holds and will hold such related documents and the other documents delivered to it constituting the Mortgage Files, and the Custodian and Trustee together declare that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.  The Custodian acknowledges that it will maintain possession of the Mortgage Notes held by it in the State of Minnesota, unless otherwise permitted by the Rating Agencies and the Trustee.

The Custodian agrees to execute and deliver on the Closing Date to the Depositor and the Trustee an Initial Certification in the form annexed hereto as Exhibit G.  Based on its review and examination, and only as to the documents identified in such Initial Certification, the Custodian acknowledges, subject to any applicable exceptions noted on Exhibit G, that such documents appear regular on their face and relate to such Mortgage Loan.  The Custodian shall be under no duty or obligation to (i) inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face or (ii) determine whether the Mortgage File should include any of the documents specified in Section 2.01(b)(i)(D) with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan and Section 2.01(b)(ii)(H) with respect to each Cooperative Mortgage Loan, unless the Mortgage Loan Schedule indicates that such documents are applicable.

Not later than 90 days after the Closing Date, the Custodian shall deliver to the Depositor, the Trustee and the Transferor a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.  The Custodian shall make available, upon request of any Certificateholder, a copy of any exceptions noted on the Initial Certification or the Final Certification.  The Custodian shall make available, upon request of the Trustee, the identity of the originator for any Mortgage Loan with a material exception.

If, in the course of such review, the Custodian finds any document constituting a part of a related Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Final Certification; provided, however, that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note, (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates or (iii) the Mortgage File should include any of the documents specified in Section 2.01(b)(i)(D) with respect to each Mortgage Loan that is not a Cooperative Mortgage Loan and Section 2.01(b)(ii)(H) with respect to each Cooperative Mortgage Loan, unless the Mortgage Loan Schedule indicates that such documents are applicable.

Upon receiving each Final Certification from the Custodian, the Trustee shall notify the Transferor of any document defects listed as exceptions in each such Final Certification.  The Transferor shall promptly correct or cure such document defects, and if the Transferor fails to correct or cure the defect within ninety (90) days of the earlier of its discovery or its receipt of written notice from the Trustee, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Transferor shall repurchase the affected Mortgage Loan from the Trustee at the Purchase Price.  Any such purchase of a Mortgage Loan shall not be effected prior to the delivery to the Custodian of a Request for Release substantially in the form of Exhibit M.  The Purchase Price for any such Mortgage Loan shall be paid by the Transferor to the Master Servicer for deposit in the Collection Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit, the Master Servicer shall instruct the Custodian to release, and the Custodian shall release, the related Mortgage File to the Transferor and the Trustee shall execute and deliver at the Transferor’s written request such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to vest in the Transferor, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.  The Transferor shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing such repurchase by the Transferor.

The Custodian shall retain possession and custody of each related Mortgage File in accordance with and subject to the terms and conditions set forth herein.  Pursuant to the terms of the related Servicing Agreement, the Master Servicer shall cause each of the related Servicers to promptly deliver to the Custodian who shall thereupon promptly deposit within each Mortgage File, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the related Servicers from time to time.

It is understood and agreed that the obligations of the Transferor hereunder to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 above or substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan shall constitute the sole remedies respecting such defect available to the Trustee, the Master Servicer, the Depositor and any Certificateholder.

Section 2.03

Remedies for Breaches of Representations and Warranties.

The Transferor hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.  With respect to any representation and warranties set forth on Schedule II hereto which are made to the best of the Transferor’s knowledge if it is discovered by any of the Depositor, the Master Servicer, the Transferor, any Servicer or the Trust Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Transferor’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

Upon discovery by any the Depositor, the Transferor, the Master Servicer, the Trust Administrator or the Custodian of a breach of a representation or warranty made by the Transferor pursuant to this Section 2.03 that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and the Trustee.  A breach which causes a Mortgage Loan not to constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, will be deemed automatically to materially and adversely affect the interests of the Certificateholders in such Mortgage Loan.  Upon receiving notice of a breach, the Trustee shall in turn notify the Transferor of such breach.  The Trustee shall enforce the obligations of the Transferor in accordance with this Section 2.03 to correct or cure any such breach of a representation or warranty made herein, and if the Transferor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Transferor’s obligations hereunder to (i) purchase such Mortgage Loan at the Purchase Price or (ii) substitute for the related Mortgage Loan an Eligible Substitute Mortgage Loan.  In each case, such Mortgage Loan (a “Deleted Mortgage Loan”) will be removed from the Trust Fund.

The Transferor hereby covenants that within ninety (90) days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to this Section 2.03 which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such ninety (90) day period expires prior to the second anniversary of the Closing Date, remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place an Eligible Substitute Mortgage Loan or Mortgage Loans into the Trust Fund, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below.  The Transferor shall promptly reimburse the Master Servicer, the NIMS Insurer and the Trustee for any expenses reasonably incurred by the Master Servicer, the NIMS Insurer or the Trustee in respect of enforcing the remedies for such breach by the Transferor.

With respect to any Eligible Substitute Mortgage Loan or Mortgage Loans, the Transferor shall deliver to the Custodian on behalf of the Trustee for the benefit of the Certificateholders and the Certificate Insurer the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made on any day in any calendar month after the Determination Date for such month.

With respect to substitutions made by the Transferor, Scheduled Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Transferor on the next succeeding Distribution Date.  For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Transferor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The Custodian shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders and the Certificate Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Mortgage Loans and the Custodian shall deliver the amended Mortgage Loan Schedule to the Trustee.  Upon such substitution, the Eligible Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Mortgage Loans, as of the date of substitution, the representations and warranties made pursuant to this Section 2.03 with respect to such Mortgage Loan.  Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph shall release the Mortgage File held for the benefit of the Certificateholders and the Certificate Insurer relating to such Deleted Mortgage Loan to the Transferor and shall execute and deliver or cause the Trustee to execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, without recourse, representation or warranty, as shall be necessary to vest title in the Transferor, as applicable, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Transferor substitutes one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments received or advanced in the month of substitution).  The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be remitted by the Transferor to the Master Servicer, and the Master Servicer shall deposit such amounts received from the Transferor into the Collection Account on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Transferor shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3.07 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Transferor became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit M hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders and the Certificate Insurer to the Transferor, and the Trustee shall execute and deliver at the Transferor’s direction such instruments of transfer or assignment prepared by the Transferor, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee.  It is understood and agreed that the obligation under this Agreement of the Transferor to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedies against the Transferor respecting such matters available to Certificateholders, the Master Servicer, the NIMS Insurer, the Depositor, the Trust Administrator or the Trustee on their behalf.

The provisions of this Section 2.03 shall survive the conveyance and assignment of the Mortgage Files to the Trustee and the delivery of the respective Mortgage Files to the Custodian for the benefit of the Trustee and the Certificateholders.

Section 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee, the Trust Administrator, the NIMS Insurer and the Master Servicer with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Transferor, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, liens, defenses or counterclaims.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.  Upon discovery by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a “breach”), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties hereto and to each Rating Agency.

Section 2.05

[Reserved].

Section 2.06

Execution and Delivery of Certificates.

The Trustee acknowledges the transfer and assignment to it of the Trust Fund and acknowledges the issuance of the Subsidiary REMIC Regular Interests as described in the Preliminary Statement and the Class A-LR Certificates in exchange therefor.  The Trustee further acknowledges the transfer and assignment to it of the Subsidiary REMIC Regular Interests and, concurrently with such transfer and assignment, the Trust Administrator, on its behalf, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund.  The Trustee agrees to hold the Trust Fund and the Subsidiary REMIC Regular Interests and to exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

Section 2.07

REMIC Matters.

The Preliminary Statement sets forth the designations as “regular interests” or “residual interests” and “latest possible maturity date” for federal income tax purposes of all interests created hereby.  The “Startup Day” for purposes of the REMIC Provisions shall be the Closing Date.  Each REMIC’s fiscal year shall be the calendar year.

Section 2.08

Covenants of the Master Servicer.

The Master Servicer hereby covenants to the Depositor and the Trustee and the Custodian as follows:

(a)

subject to Section 3.01, the Master Servicer shall cause each Servicer to perform its obligations under the applicable Servicing Agreement; and

(b)

no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading at the time provided.

Section 2.09

Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents and warrants to the Depositor, the Trustee and the Custodian, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

The Master Servicer is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to master service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(b)

The Master Servicer has the full power and authority to master service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by the Master Servicer, and the master servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Master Servicer, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer’s ability to perform or meet any of its obligations under this Agreement.

(d)

The Master Servicer or an affiliate thereof is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

(e)

No litigation is pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to master service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms thereof.

(f)

No consent, approval, authorization or, to the knowledge of the Master Servicer, order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

Section 2.10

Representations and Warranties of the Custodian.

The Custodian hereby represents and warrants to the Depositor, the Master Servicer, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(a)

The Custodian is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Custodian in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

(b)

The Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)

The execution and delivery of this Agreement by the Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Custodian and will not (i) result in a material breach of any term or provision of the articles of incorporation or by-laws of the Custodian, (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Custodian is a party or by which it may be bound, or (iii) constitute a material violation of any statute, order or regulation applicable to the Custodian of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Custodian; and the Custodian is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Custodian’s ability to perform or meet any of its obligations under this Agreement.

(d)

No litigation is pending or, to the knowledge of the Custodian, threatened against the Custodian that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Custodian to perform any of its obligations under this Agreement in accordance with the terms thereof.

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of, or compliance by the Custodian with, this Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Custodian has obtained the same.

ARTICLE III

ADMINISTRATION AND MASTER
SERVICING OF MORTGAGE LOANS

Section 3.01

Master Servicing of Mortgage Loans.

For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligation of each Servicer to service and administer its respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior two sentences, and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to each Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.03 and any other information and statements required hereunder.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Collection Account pursuant to the applicable Servicing Agreements.

In accordance with the standards of the preceding paragraph and to the extent the related Servicer does not make such Advance, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.08.  The costs incurred by the Master Servicer, if any, in effecting the timely payment of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 3.02

Monitoring of Servicers.

(a)

The Master Servicer shall be responsible for reporting to the Trustee, the Trust Administrator and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of each Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Trust Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee, the Trust Administrator and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as successor Servicer of the related Mortgage Loans or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of each Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

(d)

The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)

If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of any Servicer, that it replaces.

Section 3.03

[Reserved].

Section 3.04

Rights of the Depositor and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer or any Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or any Servicer under any Servicing Agreement or otherwise.

Section 3.05

Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicer Event of Termination), the Trustee or its successor shall in accordance with Section 7.02 thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the predecessor Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 hereof, (v) deemed to have made any representations and warranties of the Master Servicer pursuant to Section 2.09 hereunder, or (vi) obligated to perform any obligation of the Master Servicer under Section 3.21, 3.22 or 9.12 with respect to any periods during which the Trustee was not the Master Servicer ).  Any such assumption shall be subject to Section 7.02 hereof.  If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicer Event of Termination), the Trustee or its successor may, but shall not be obligated to, succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each subservicing agreement or substitute subservicing agreement to the assuming party.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.

If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iv); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 3.06

Protected Accounts.

(a)

The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan or amounts received with respect to any REO Property, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and any Advances made from the Servicer’s own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account.  The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement.  Permitted Investments of funds in Protected Accounts must mature at least one Business Day before the subsequent Distribution Date.

(b)

In accordance with the terms of the applicable Servicing Agreement, amounts on deposit in a Protected Account shall be invested by the applicable Servicer in Permitted Investments.  The income earned from investments made pursuant to this Section 3.06 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer.  The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 3.07

Collection of Mortgage Loan Payments; Collection Account; Distribution Account.

(a)

The Master Servicer shall enforce the obligation of each Servicer to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with the applicable Servicing Agreement and the terms and provisions of any related Required Insurance Policy.

(b)

The Master Servicer shall establish and maintain a Collection Account, which account may be deemed to be a sub-account of the Distribution Account, into which the Master Servicer shall deposit or cause to be deposited within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by each Servicer or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

(iii)

all Liquidation Proceeds (including Insurance Proceeds), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer’s or Master Servicer’s normal servicing procedures, and all Recoveries;

(iv)

any amount required to be deposited by the Master Servicer pursuant to Section 3.07(e) in connection with any losses on Permitted Investments;

(v)

any amounts required to be deposited by the Master Servicer pursuant to Section 2.01(d), Section 3.16(b) and 3.16(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.16 hereof;

(vi)

all Substitution Adjustment Amounts;

(vii)

all Advances made by the Master Servicer pursuant to Section 4.01;

(viii)

any amounts deposited by the Master Servicer in connection with a deductible clause in any blanket hazard insurance policy in respect of the Mortgage Loans;

(ix)

all proceeds of any primary mortgage guaranty insurance policy in respect of the Mortgage Loans;

(x)

any Trust Prepayment Charges;

(xi)

reserved; and

(xii)

any other amounts required to be deposited hereunder.

In the event that the Master Servicer shall deposit into the Collection Account any amount not required to be deposited, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.  The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section.  All funds deposited in the Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.10.

(c)

[Reserved].

(d)

The Trust Administrator shall establish and maintain, on behalf of the Certificateholders and the Certificate Insurer, the Distribution Account.  The Trust Administrator shall, promptly upon receipt but no later than on the Distribution Account Deposit Date, deposit in the Distribution Account and retain therein the following:

(i)

the aggregate amount remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.10(a)(ix);

(ii)

any amount deposited by the Master Servicer or the Trust Administrator pursuant to Section 3.07(e) in connection with any losses on Permitted Investments;

(iii)

[reserved];

(iv)

[reserved]; and

(v)

any other amounts described hereunder which are required to be deposited in the Distribution Account.

In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trust Administrator in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Trust Administrator which describes the amounts deposited in error in the Distribution Account.  All funds deposited in the Distribution Account shall be held by the Trust Administrator in trust for the Certificateholders and the Certificate Insurer until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.10.  In no event shall the Trust Administrator incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

(e)

Each institution at which the Collection Account is maintained shall invest the funds on deposit in the Collection Account as directed in writing by the Master Servicer, in Permitted Investments.  Each institution at which the Distribution Account is maintained shall invest the funds on deposit in the Distribution Account as directed in writing by the Trust Administrator, in Permitted Investments.  Funds invested in the Collection Account shall mature not later than the Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of or is managed by the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Account Deposit Date).  The Trust Administrator shall without direction either (i) hold funds on deposit in the Distribution Account uninvested in a trust or deposit account of the Trust Administrator or (ii) invest funds on deposit in the Distribution Account in Permitted Investments, which Permitted Investments shall mature not later than the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of or is managed by the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date).  Permitted Investments in respect of the Collection Account or the Distribution Account shall not be sold or disposed of prior to their maturity.  All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders and the Certificate Insurer.  All income and gain net of any losses realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Master Servicer as master servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer (from its own funds without any right of reimbursement) in the Collection Account or paid to the Trust Administrator by wire transfer of immediately available funds for deposit into the Distribution Account.  All income and gain (net of any losses realized from any such investment of funds on deposit in the Distribution Account) shall be for the benefit of the Trust Administrator as compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator in the Distribution Account.  The Trust Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account (except to the extent the Trust Administrator is the obligor and has defaulted thereon) and made in accordance with this Section 3.07.  In the absence of written instructions by the Trust Administrator, all funds on deposit in the Distribution Account shall remain uninvested.

(f)

The Master Servicer shall give notice to the Trustee, the Trust Administrator, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account prior to any change thereof.  The Trust Administrator shall give notice to the Trustee, the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

Section 3.08

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall require each Servicer to establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors.  Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

Section 3.09

Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer and Custodian shall afford and the Master Servicer shall require each Servicer to afford the Depositor, the Trustee and Trust Administrator and their respective agents or representatives reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement or the Servicing Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer, the applicable Servicer or the related Custodian, to the extent set forth in the applicable Servicing Agreement.

Upon reasonable advance notice in writing, the Master Servicer and Custodian will provide or the Master Servicer shall require each Servicer, to the extent set forth in the applicable Servicing Agreement, to provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer, the applicable Servicer or the related Custodian shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer, the applicable Servicer or the related Custodian in providing such reports and access.

Section 3.10

Permitted Withdrawals from the Collection Account and Distribution Account.

(a)

The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i)

to pay to each Servicer (to the extent not previously retained by them), the servicing compensation to which they are entitled under the related Servicing Agreement, and to pay to the Master Servicer, earnings on or investment income with respect to funds in or credited to the Collection Account;

(ii)

to reimburse each of the Servicers or the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(iii)

to reimburse the Servicer or the Master Servicer for any Nonrecoverable Advance previously made;

(iv)

to reimburse the Servicers or the Master Servicer for (a) unreimbursed Servicing Advances, the Servicers’ or the Master Servicer’s right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Servicing Fees as provided in Section 3.16 hereof

(v)

to reimburse each Servicer, the NIMS Insurer or the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(vi)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02 or 2.03, all amounts received thereon after the date of such purchase;

(vii)

to reimburse the Transferor, the Master Servicer or the Depositor for expenses or indemnities incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

(viii)

to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

(ix)

on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and Trust Prepayment Charges, for such Distribution Date and remit by wire transfer of immediately available funds such amounts to the Trust Administrator for deposit in the Distribution Account;

(x)

to reimburse the Master Servicer for any costs or expenses incurred by it and reimbursable pursuant to Section 3.02; and

(xi)

to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi).  Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trust Administrator an Officer’s Certificate of a Master Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

(b)

The Trust Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders, in the manner specified in this Agreement (and withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 9.11).  In addition, the Trust Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

(i)

to pay to the Trust Administrator the earnings on or investment income, if any, on funds in or credited to the Distribution Account;

(ii)

to withdraw and return to the Master Servicer, with respect to any other amount, any amount deposited in the Distribution Account and not required to be deposited therein in accordance with Section 3.07(d);

(iii)

to withdraw any indemnity, expense or other reimbursement owed to it, the Master Servicer or the Trustee pursuant to this Agreement, including, without limitation, Section 3.05, Section 7.02, Section 8.05 and Section 9.05; and

(iv)

to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01 hereof.

Section 3.11

[Reserved].

Section 3.12

[Reserved].

Section 3.13

[Reserved].

Section 3.14

Realization upon Defaulted Mortgage Loans.

The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

Section 3.15

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions.

(b)

The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c)

The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Collection Account.

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property prior to the close of the third calendar year after the year in which the Trust Fund acquires such Mortgaged Property unless each Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such Mortgaged Property for the period of such extension.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Master Servicer will cause the applicable Servicer to comply with the provisions of Treasury Regulation Section 1.1445 2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.16

Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due on sale clauses, the Master Servicer shall cause each Servicer to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.17

Trustee to Cooperate; Release of Mortgage Files.

Upon (i) the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or (ii) otherwise in connection with the servicing of any Mortgage Loan, the Master Servicer shall, upon receipt of notification from the related Servicer pursuant to the applicable Servicing Agreement which notification shall state that such payment in full has been deposited in the Collection Account or has otherwise been escrowed in a manner customary for such purposes, instruct the related Custodian to, and the related Custodian shall, release the related Mortgage File to the related Servicer.  Upon notification, the Trustee shall at the related Custodian’s direction execute and deliver to the related Custodian the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the related Custodian, together with the Mortgage Note with written evidence of cancellation thereon.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Subject to this Section 3.17, the Trustee shall execute, at the written request of the Master Servicer, and furnish to the Master Servicer and any Servicer such documents as are necessary or appropriate to enable the Master Servicer or any Servicer to carry out their servicing and administrative duties hereunder.  The Trustee shall not be liable for the actions of the Master Servicer or any Servicers under such powers of attorney.

Section 3.18

Documents, Records and Funds in Possession of Master Servicer and Custodian to Be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Master Servicer shall forward to the related Custodian with an instruction to, and the related Custodian shall, place within the Mortgage File and the Master Servicer shall cause each Servicer to transmit to the related Custodian as required by this Agreement and the related Servicing Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer or related Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or related Servicer or which otherwise are collected by the Master Servicer, or related Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, the related Servicer or the related Custodian in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account or any Protected Account, shall be held by the Master Servicer, the related Servicer or the related Custodian for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement.  Each of the Master Servicer and the Custodian also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

Section 3.19

Master Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Collection Account the Master Servicing Compensation.

Section 3.20

Access to Certain Documentation.

The Master Servicer and the Custodian shall provide and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer, the related Custodian and the related Servicer.  Nothing in this Section shall limit the obligation of the Master Servicer, the related Custodian and the related Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer, the related Custodian or the related Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Agreement.  In fulfilling such requests, the Master Servicer and the related Custodian shall not be responsible to determine the sufficiency of such information.

Section 3.21

Annual Statement as to Compliance.

(a)

The Master Servicer shall deliver to the Depositor and the Trust Administrator on or before March 10 (with a 5 calendar day cure period) of each year, commencing in March 2007, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of the Master Servicer’s activities during the preceding calendar year or portion thereof and of the Master Servicer’s performance under this Agreement, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Officer’s Certificate, the Depositor shall review such Officer’s Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder.

(b)

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the Servicing Agreements, to deliver to the Master Servicer an annual statement of compliance (with respect to the Servicers and with respect to any Subservicer engaged by a Servicer) within the time frame set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreements.  The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Trust Administrator pursuant to this Section.

Section 3.22

Report on Assessment of Compliance and Attestation.

(a)

(i)

By March 10 (with a 5 calendar day cure period) of each year, commencing in March 2007, the Master Servicer, the Trust Administrator, any Additional Servicer, and the Custodian, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Trust Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria in the form of Exhibit Q hereto, as applicable (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(ii)

No later than the end of each fiscal year for the Trust Fund for which a Form 10-K is required to be filed, the Master Servicer and the Custodian shall each forward to the Trust Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant.  When the Master Servicer, the Custodian and the Trust Administrator (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Trust Administrator, such parties will also at such time include the Assessment of Compliance (and Accountant’s Attestation pursuant to Section 3.22(b)(i)) of each Servicing Function Participant engaged by it.

(iii)

Promptly after receipt of each Assessment of Compliance, (A) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Trust Administrator, the Custodian, any Additional Servicer and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (B) the Trust Administrator shall confirm that the Assessments of Compliance, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit X and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

(iv)

The Master Servicer shall enforce any obligation of the Servicer, to the extent set forth in the Servicing Agreement, to deliver to the Master Servicer an annual Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreement.  The Master Servicer shall include such Assessment of Compliance with its own Assessment of Compliance to be submitted to the Trust Administrator pursuant to this Section.

(b)

(i)

By March 10 (with a 5 calendar day cure period) of each year, commencing in March 2007, the Master Servicer, the Trust Administrator, each Additional Servicer, and the Custodian, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Custodian, the Trust Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trust Administrator and the Depositor (an “Accountant’s Attestation”), to the effect that (A) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (B) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(ii)

Promptly after receipt of such report from the Master Servicer, each Additional Servicer, the Custodian, the Trust Administrator or any Servicing Function Participant engaged by such parties, (A) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (B) the Trust Administrator shall confirm that each assessment submitted pursuant to Section 3.22(a)(i) is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(iii)

The Master Servicer shall enforce any obligation of the Servicer, to the extent set forth in the Servicing Agreement, to deliver to the Master Servicer an attestation within the time frame set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreement.  The Master Servicer shall include each such attestation with its own attestation to be submitted to the Trust Administrator pursuant to this Section.

(c)

(i)

The Master Servicer agrees to indemnify and hold harmless each of the Depositor and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Master Servicer (or any Servicing Function Participant engaged by it) to deliver or cause to be delivered when required any Assessment of Compliance or Accountant’s Attestation required pursuant to Section 3.22(a)(i) or 3.22(b)(i), as applicable, or (ii) any material misstatement or omission contained in any Assessment of Compliance provided pursuant to Section 3.22(a)(i).

(ii)

The Trust Administrator agrees to indemnify and hold harmless the Depositor and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Trust Administrator (or any Servicing Function Participant engaged by it) to deliver when required any Assessment of Compliance or Accountant’s Attestation required pursuant to Section 3.22(a)(i) or 3.22(b)(i), or (ii) any material misstatement or omission contained in any Assessment of Compliance provided pursuant to Section 3.22(a)(i).

(iii)

The Custodian agrees to indemnify and hold harmless the Depositor and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Custodian (or any Servicing Function Participant engaged by it) to deliver or cause to be delivered when required any Assessment of Compliance or Accountant’s Attestation required pursuant to Section 3.22(a)(i) or 3.22(b)(i) or (ii) any material misstatement or omission contained in any Assessment of Compliance provided pursuant to Section 3.22(a)(i).

(iv)

Each of the parties hereto acknowledges and agrees that the purpose of this Section 3.22 is to facilitate compliance by the Seller and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time.  Therefore, each of the parties agrees that the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and the parties shall comply, to the extent practicable from a timing and information systems perspective (and to the extent the requesting party will pay any increased cost of the Trustee by such request provided that such request results in extraordinary expenses), with requests made by the Seller or the Depositor for delivery of additional or different information as the Seller or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB.

Section 3.23

Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall for so long as it acts as Master Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents.  Each such policy or policies shall be in such form and such amount generally acceptable for entities serving as master servicer.  In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

ARTICLE IV

DISTRIBUTIONS AND SERVICING ADVANCES

Section 4.01

Advances.

The Master Servicer shall deposit in the Distribution Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an Advance in an amount equal to the difference between (x) with respect to each Scheduled Payment due on a Mortgage Loan that is delinquent (other than as a result of a Relief Act Reduction) and for which the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Advance to be a Nonrecoverable Advance.  Subject to the foregoing, the Master Servicer shall continue to make such Advances for so long as the related Servicer is required to do so under the related Servicing Agreement.  If applicable, on the Distribution Account Deposit Date, the Master Servicer shall deliver an Officer’s Certificate to the Trust Administrator stating that the Master Servicer elects not to make an Advance in a stated amount and detailing the reason(s) it deems the Advance to be a Nonrecoverable Advance.  Any amounts deposited by the Master Servicer pursuant to this Section 4.01 shall be net of the Servicing Fee and the Master Servicing Fee, if applicable, for the related Mortgage Loans.

Section 4.02

Priorities of Distribution.

(a)

(i)  On each Distribution Date, the Trust Administrator shall withdraw the Available Funds, (to the extent on deposit in the Distribution Account) from the Distribution Account and, pursuant to written instruction received from the Master Servicer as set forth in Section 4.03(a), upon which it may conclusively rely, apply such funds, first to distributions in respect of the Subsidiary REMIC Regular Interests, as provided in the Preliminary Statement, and then to distributions on the Certificates in the following order and priority and, in each case, to the extent of such Available Funds:

(1)

first, to the Certificate Insurer, the Interest Remittance Amount for such Distribution Date, up to the Premium Distribution Amount for such Distribution Date;

(2)

second, concurrently, to the Holders of the Senior Certificates, pro rata based on the entitlement of each such Class, the remaining Interest Remittance Amount for such Distribution Date, up to the Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount, if any, for such Certificates for such Distribution Date and;

(3)

third, to the Certificate Insurer, the remaining Interest Remittance Amount for such Distribution Date, up to the Reimbursement Amount for such Distribution Date; and

(4)

fourth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the remaining Interest Remittance Amount for such Distribution Date, in an amount equal to the Monthly Interest Distributable Amount for each such class.

(ii)

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount for such Distribution Date will be distributed, in the following amounts and order of priority:

(1)

first, to the holders of the Senior Certificates, sequentially, as follows:

(A)

first, to the Holders of the Class A-4 Certificates, the Class A-4 Priority Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(B)

second, to the Holders of the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(C)

third, to the Holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(D)

fourth, to the Holders of the Class A-3A and Class A-3B Certificates, pro rata based on Certificate Principal Balances, until the respective Certificates Principal Balances thereof have been reduced to zero;

(E)

fifth, to the Holders of the Class A-4 Certificates without regard to the Class A-4 Priority Senior Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(2)

second, to the Certificate Insurer, any Reimbursement Amount, to the extent not paid pursuant to Section 4.02(a)(i)(3); and

(3)

third, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in each case, until the Certificate Principal Balance thereof has been reduced to zero.

(iii)

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

(1)

first, the Senior Principal Distribution Amount will be distributed, sequentially, as follows:

(A)

first, to the Holders of the Class A-4 Certificates, the Class A-4 Priority Senior Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(B)

second, to the Holders of the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(C)

third, to the Holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(D)

fourth, to the Holders of the Class A-3A and Class A-3B Certificates, pro rata based on Certificate Principal Balances, until the respective Certificates Principal Balances thereof have been reduced to zero; and

(E)

fifth, to the Holders of the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(2)

second, to the Certificate Insurer, any Reimbursement Amount, to the extent not paid pursuant to Section 4.02(a)(i)(3) or Section 4.02(a)(ii)(2);

(3)

third, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(4)

fourth, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(5)

fifth, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(6)

sixth, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(7)

seventh, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(8)

eighth, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(9)

ninth, to the Holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

(10)

tenth, to the Holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero; and

(11)

eleventh, to the Holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero.

(b)

the Net Monthly Excess Cashflow, if any, will be distributed as follows:

(i)

to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal pursuant to Section 4.02(a)(ii) or (iii) above, in an amount equal to any Overcollateralization Target Maintenance Amount for such Distribution Date, in the order of priority set forth above in Section 4.02(a)(ii) or (iii);

(ii)

second, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in each case, first up to the Unpaid Interest Shortfall Amount for each such class and second up to the Allocated Realized Loss Amount, for each such class;

(iii)

third, to make payments to the Net WAC Rate Carryover Reserve Account, to the extent any Net WAC Rate Carryover Amounts are required to be distributed to the Holders of the Senior Certificates and Mezzanine Certificates; and

(iv)

to the Holders of the Class CE Certificates, (a) the Monthly Interest Distributable Amount and any Overcollateralization Release Amount for such Distribution Date and (b) on any Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates and the Mezzanine Certificates has been reduced to zero, any remaining amounts in reduction of the Class Principal Balance of the Class CE Certificates, until the Class Principal Balance thereof has been reduced to zero;

(v)

if such Distribution Date follows the Prepayment Period during which occurs the latest date on which a Prepayment Charge may be required to be paid in respect of any Mortgage Loans, to the Holders of the Class P Certificates, in reduction of the Class Principal Balance thereof, until the Class Principal Balance thereof is reduced to zero; and

(vi)

any remaining amounts to the Holders of the Class A-LR Certificates, to the extent attributable to the Subsidiary REMIC and to the Class A-UR Certificates, to the extent attributable to any remaining REMIC created hereby.

(c)

On each Distribution Date, after making the distributions of the Available Funds as set forth above, the Trust Administrator will withdraw from the Net WAC Rate Carryover Reserve Account, to the extent of amounts on deposit therein, the amount of any Net WAC Rate Carryover Amount for such Distribution Date and distribute such amount in the following order of priority:

(i)

to the Class A-1 and Class A-2 Certificates, the related Net WAC Rate Carryover Amount, but only to the extent of amounts paid under the related Cap Contract; and

(ii)

to the Senior Certificates and Mezzanine Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to Section 4.02(c)(i)), distributed in the following order of priority:

(A)

concurrently, to the Senior Certificates, on a pro rata basis based on the remaining Net WAC Rate Carryover Amount for each such Class; and

(B)

sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order.

On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer and remitted to the Master Servicer in connection with the Principal Prepayment of any of the Mortgage Loans, and shall distribute such amounts to the Holders of the Class P Certificates.  Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

After the distributions set forth in Section 4.02(a), (b) and (c), an amount equal to the amount of Subsequent Recoveries remitted to the Master Servicer shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.02.  An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.02.  Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(d)

In the event that the Mortgage Loans are purchased pursuant to Section 10.01(a), the Trust Administrator shall remit the amount of any excess of the Auction Sale Price over the Par Value by wire transfer of immediately available funds to the Holders of the Class A-LR Certificates in accordance with the instructions of the Holders of the Class A-LR Certificates.

Section 4.03

Allocation of Realized Losses.

(a)

On or prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses and the allocation of such total amount as set forth below.  Realized Losses occurring on the Mortgage Loans shall be allocated as follows:

(i)

first, to reduce the Net Monthly Excess Cashflow; and

(ii)

second, to the Class CE, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case, until the Certificate Principal Balance thereof has been reduced to zero.

(b)

Realized Losses will not be allocated to the Senior Certificates or the Class P Certificates.

(c)

Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 4.02(a) above shall be accomplished by reducing the Certificate Principal Balance by the amount so allocated as of the Distribution Date in the month following the calendar month in which such Realized Loss was incurred.  The Certificate Principal Balance of any certificate may not be reduced more than once in respect of any particular amount both (i) allocable to such certificate in respect of Realized Losses and (ii) distributable as principal to the holder of such certificate from Net Monthly Excess Cashflow.

Section 4.04

Distribution Date Statements to Certificateholders.

(a)

Not later than two Business Days prior to each Distribution Date, the Master Servicer shall prepare and make available to the Trust Administrator and not later than each Distribution Date, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Rating Agencies, the NIMS Insurer, the Trustee and any other interested parties a statement based in part on information provided by each Servicer setting forth the following information with respect to the related distribution (in the case of information furnished pursuant to (i) and (ii) below, the amounts shall be expressed as a dollar amount per one thousand:

(i)

the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Trust Prepayment Charges;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

(iii)

the aggregate Servicing Fee (and any other compensation payable to the Servicer) paid during the related Due Period;

(iv)

the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

(v)

the aggregate Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

(vi)

the number, aggregate Principal Balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(vii)

the number and aggregate unpaid Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(viii)

the total number and cumulative principal balance of all REO Properties as of the close of business on the last day of the preceding Prepayment Period;

(ix)

[reserved];

(x)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xi)

the aggregate amount of Realized Losses incurred during the related Prepayment Period, the aggregate amount of Realized Losses incurred since the Closing Date and the aggregate amount of Subsequent Recoveries received during the related Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date;

(xii)

the aggregate Class Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

(xiii)

the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

(xiv)

the Monthly Interest Distributable Amount in respect of the Senior Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to the Senior Certificates and the Mezzanine Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Reductions;

(xv)

the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24;

(xvi)

the aggregate amount of Relief Act Reductions for such Distribution Date;

(xvii)

the Overcollateralization Target Amount, Overcollateralizated Amount and Overcollateralization Deficiency Amount and the Credit Enhancement Percentage for such Distribution Date;

(xviii)

the respective Pass-Through Rates applicable to the Senior Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-Through Rate applicable to the Senior Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

(xix)

the aggregate amount of Servicing Advances for such Distribution Date;

(xx)

when the Stepdown Date or Trigger Event has occurred;

(xxi)

the Available Funds;

(xxii)

the Net WAC Rate Carryover Amount for the Senior Certificates and the Mezzanine Certificates, if any, for such Distribution Date, the amount remaining unpaid after reimbursements therefor on such Distribution Date; and

(xxiii)

payments, if any, made under the Cap Contracts.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

(b)

The Trust Administrator’s responsibility for disbursing the above information to the Master Servicer, the Trustee, the NIMS Insurer, Depositor, Certificateholders and other interested parties is limited to the availability, timeliness and the accuracy of the information provided by each Servicer.  The Trust Administrator will make a copy of each statement provided pursuant to this Section 4.03 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the NIMS Insurer and other interested parties, and other parties to this Agreement via the Trust Administrator’s internet website located at “www.ctslink.com”.  Assistance in using the internet website can be obtained by calling the Trust Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trust Administrator shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Trust Administrator shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

The Trust Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties (including each Servicer) for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

As a condition to access the Trust Administrator’s internet website, the Trust Administrator may require registration and the acceptance of a disclaimer.  The Trust Administrator will not be liable for the dissemination of information in accordance with this Agreement.

(c)

Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished upon request to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

Section 4.05

Net WAC Rate Carryover Reserve Account.

No later than the Closing Date, the Trust Administrator shall establish and maintain with itself a separate, segregated trust account titled, “Wells Fargo Bank, N.A., as Trust Administrator, in trust for the registered Holders of MASTR Asset Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1—Net WAC Rate Carryover Reserve Account.” All amounts deposited in the Net WAC Rate Carryover Reserve Account shall be distributed to the Holders of the Senior Certificates and/or the Mezzanine Certificates in the manner set forth in Section 4.02(c).

On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Senior Certificates and/or the Mezzanine Certificates, the Trust Administrator has been directed by the Class CE Certificateholders to, and therefore will, deposit into the Net WAC Rate Carryover Reserve Account (i) the amounts described in Section 4.02(b)(iii), rather than distributing such amounts to the Class CE Certificateholders and (ii) any amounts received under the Cap Contracts. On each such Distribution Date, the Trust Administrator shall hold all such amounts for the benefit of the Holders of the Senior Certificates and the Mezzanine Certificates, and will distribute such amounts to the Holders of the Senior Certificates and the Mezzanine Certificates, as applicable, in the amounts and priorities set forth in Section 4.02(c); provided, however, that any amounts received under the Cap Contracts in excess of the amount required to pay Net WAC Rate Carryover Amounts to the Class A-1 and Class A-2 Certificates pursuant to Section 4.02(c) shall be distributed to the Class CE Certificateholders.

For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owner of the Net WAC Rate Carryover Reserve Account. All amounts deposited into the Net WAC Rate Carryover Reserve Account shall be treated as amounts distributed to the Holder of the Class CE Interest.  The Net WAC Rate Carryover Reserve Account will be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Senior and the Mezzanine Certificates, all amounts remaining on deposit in the Net WAC Rate Carryover Reserve Account will be released by the Trust and distributed to the Trust Administrator or its designee.  The Net WAC Rate Carryover Reserve Account will be part of the Trust but not part of any REMIC and any payments to the Holders of the Senior Certificates and the Mezzanine Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

For federal income tax purposes, the Trust Administrator shall treat the Holders of Certificates (other than the Class P, Class CE and Residual Certificates) as having entered into a notional principal contract with respect to the Holders of the Class CE Certificates. Pursuant to each such notional principal contract, the Holder of the Class CE Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the Holders of the Certificates (other than the Class CE, Class P and Residual Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a regular interest in a REMIC within the meaning of Code Section 860G(a)(1).  Thus, each Certificate (other than the Class P and Residual Certificates) shall be treated as representing not only ownership of regular interests in the Master REMIC, but also ownership of an interest in, and obligations with respect to, a notional principal contract.  For federal income tax purposes, the Trust Administrator shall treat such notional principal contract as having a value of $10,000 as of the Closing Date.

By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trust Administrator, and the Trust Administrator hereby is directed, to deposit into the Net WAC Rate Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

Amounts on deposit in the Net WAC Rate Carryover Reserve Account shall remain uninvested.

Section 4.06

[Reserved].

Section 4.07

[Reserved].

Section 4.08

Policy Matters.

(a)

If, on the second Business Day before any Distribution Date, the Trust Administrator determines that the Available Funds for such Distribution Date distributable to the Holders of the Class A-3A Certificates pursuant to Section 4.02 will be insufficient to pay the Required Distributions on such Distribution Date, the Trust Administrator shall determine the amount of any such deficiency and shall give notice to the Certificate Insurer by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Policy by 12:00 noon, New York City time on such second Business Day.

(b)

In the event the Trust Administrator receives a certified copy of a final non-appealable order of the appropriate court that any scheduled payment of principal or interest on a Class A-3A Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Administrator shall (i) promptly notify the Certificate Insurer and (ii) comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such voided scheduled payment.  In addition, the Trust Administrator shall mail notice to all Holders of the Class A-3A Certificates so affected that, in the event that any such Holder’s scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Policy a copy of which shall be made available to such Holders by the Trust Administrator.  The Trust Administrator shall furnish to the Certificate Insurer its records listing the payments on the affected Class A-3A Certificates, if any, that have been made by the Trust Administrator and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trust Administrator.

(c)

At the time of the execution hereof, and for the purposes hereof, the Trust Administrator shall establish a separate trust account in the name of the Trust Administrator for the benefit of Holders of the Class A-3A Certificates (the “Policy Payments Account”) over which the Trust Administrator shall have exclusive control and sole right of withdrawal.  The Policy Payments Account shall be an Eligible Account.  The Trust Administrator shall deposit any amount paid under the Policy into the Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class A-3A Certificates in respect of the Required Distribution for which the related claim was made under the Policy.  Such amounts shall be allocated by the Trust Administrator to Holders of Class A-3A Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.02.  It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account.  However, any payments made on the Class A-3A Certificates from funds in the Policy Payments Account shall be noted as provided in subsection (e) below.  Funds held in the Policy Payments Account shall not be invested by the Trust Administrator.

(d)

Any funds received from the Certificate Insurer for deposit into the Policy Payments Account pursuant to the Policy in respect of a Distribution Date or otherwise as a result of any claim under the Policy shall be applied by the Trust Administrator directly to the payment in full (i) of the Required Distribution due on such Distribution Date on the Class A-3A Certificates, or (ii) of other amounts payable under the Policy.  Funds received by the Trust Administrator as a result of any claim under the Policy shall be used solely for payment to the Holders of the Class A-3A Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trust Administrator, the Master Servicer or the Trust Fund.  Any funds remaining in the Policy Payments Account on the first Business Day after each Distribution Date shall be remitted promptly to the Certificate Insurer in accordance with the instructions set forth in Section 5.01.

(e)

The Trust Administrator shall keep complete and accurate records in respect of (i) all funds remitted to it by the Certificate Insurer and deposited into the Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class A-3A Certificates and (B) the amount of funds available to make distributions on the Class A-3A Certificates pursuant to Section 4.02.  The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days’ prior notice to the Trust Administrator.

(f)

The Trust Administrator acknowledges, and each Holder of a Class A-3A Certificate by its acceptance of such Class A-3A Certificate, as applicable, agrees, that, without the need for any further action on the part of the Certificate Insurer or the Trust Administrator, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A-3A Certificates, the Certificate Insurer will be fully subrogated to the rights of the Holders of such Class A-3A Certificates to receive such principal and interest from the Trust Fund.  The Holders of the Class A-3A Certificates, by acceptance of the Class A-3A Certificates, assign their rights as Holders of the Class A-3A Certificates to the extent of the Certificate Insurer’s interest with respect to amounts paid under the Policy.  Anything herein to the contrary notwithstanding, solely for purposes of determining the Certificate Insurer’s rights, as applicable, as subrogee for payments distributable pursuant to Section 4.02, any payment with respect to distributions to the Class A-3A Certificates which is made with funds received pursuant to the terms of the Policy, shall not be considered payment of the Class A-3A Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Principal Balance of the Class A-3A Certificates within the meaning of Article IV.

(g)

Upon its becoming aware of the occurrence of an Event of Default, the Trust Administrator shall promptly notify the Certificate Insurer of such Event of Default.

(h)

The Trust Administrator shall promptly notify the Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a “Preference Claim”) of any distribution made with respect to the Class A-3A Certificates as to which it has actual knowledge.  Each Holder of a Class A-3A Certificate by its purchase of such Class A-3A Certificate, as applicable, and the Trust Administrator hereby agrees that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal.  In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Trust Administrator and each Holder of a Class A-3A Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

(i)

The Master Servicer shall designate the Certificate Insurer Contact Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.  The initial Certificate Insurer Contact Person is to the attention of the Client Manager—MABS 2006-AB1.

(j)

The Trust Administrator shall surrender the Policy to the Certificate Insurer for cancellation upon the reduction of the Class Principal Balance of the Class A-3A Certificates to zero.

(k)

The Trust Administrator shall send or make available to the Certificate Insurer any reports, statements or communications sent or made available to Holders of the Class A-3A Certificates, in each case at the same time such reports, statements and communications are otherwise sent or made available.

(l)

For so long as no Certificate Insurer Default exists (and whether or not any payments with respect to Insured Amounts have been made), each holder of a Class A-3A Certificate agrees that the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Class A-3A Certificates (other than the right to receive distributions on such Class A-3A Certificates except via subrogation); provided, that the Certificate Insurer shall have no power without the consent of the holder of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder to the Class A-3A Certificateholders; (ii) modify any provision in any way which would permit an earlier retirement of the Class A-3A Certificates; or (iii) amend the definition of “Certificateholder” or “Holder” in Section 1.01.

(m)

The Trust Administrator shall, on behalf of the Trust, the Trustee and the Class A-3A Certificateholders, administer and hold the Policy in accordance with its terms and the provisions of this Agreement.

Section 4.09

Determination of LIBOR.

On each LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers’ Association (“BBA”) “Interest Settlement Rate” for one month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date.  As used herein, “Telerate page 3750” means the display designated as page 3750 on the Bridge Telerate Service.  The “Interest Settlement Rates” currently are based on rates quoted by 16 British Bankers’ Association designated banks as being in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market.  Such Interest Settlement Rates are calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places.

If on any LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous LIBOR Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate.  The “Reserve Interest Rate” will be the rate per annum which the Trust Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one month U.S. Dollar lending rates that New York City banks selected by the Trust Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one month U.S. Dollar lending rate that the New York City banks selected by the Trust Administrator are quoting on such LIBOR Determination Date to leading European banks.

If on any LIBOR Determination Date for a Class of LIBOR Certificates, the Trust Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous LIBOR Determination Date for such Class of LIBOR Certificates, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

The establishment of LIBOR on the LIBOR Determination Date by the Trust Administrator and the Trust Administrator’s subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding.  After a LIBOR Determination Date, the Trust Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Certificate Owners or Holders of LIBOR Certificates who place a telephone call to the Trust Administrator at (301) 815-6600 and make a request therefor.

ARTICLE V

THE CERTIFICATES

Section 5.01

The Certificates.

The Certificates shall be substantially in the forms attached hereto as Exhibit A through F.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

Subject to Section 10.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by an authorized officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trust Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder.  All Certificates shall be dated the date of their countersignature.  On the Closing Date, the Trust Administrator shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Trust Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

Section 5.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator.  Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required by the Trust Administrator.

All Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(b)

(i)  No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer (other than the Depositor or an affiliate of the Depositor) shall certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the “Transferor Certificate”).  Further, such Certificateholder’s prospective transferee will either (i) deliver a letter in substantially the form of either Exhibit K (the “Investment Letter”) or Exhibit L (the “Rule 144A Letter”) or (ii) deliver to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Trust Administrator and the Master Servicer shall cooperate with the Depositor, in accordance with the Depositor’s request, in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor, to the extent in its possession, such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the NIMS Insurer, the Depositor, and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(ii)

No transfer of an ERISA-Restricted Certificate shall be made (other than to the Depositor or an affiliate of the Depositor) unless the Trust Administrator shall have received in accordance with Exhibit K or Exhibit L (in the event such Certificate is a Private Certificate) or paragraph 13 of Exhibit I (in the event such Certificate is a Residual Certificate), in form and substance satisfactory to such Trust Administrator (i) a representation that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of an ERISA-Restricted Certificate which is the subject of an ERISA-Qualifying Underwriting, other than the Class P Certificates, if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Trust Administrator, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Administrator, the NIMS Insurer, the Depositor, the Transferor, the Master Servicer or the Trust Fund, addressed to the Trust Administrator to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in non-exempt prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Trust Administrator, the Depositor, the Transferor or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement.  For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s (including an initial acquirer’s) acceptance of the ERISA-Restricted Certificates.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate, to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or the Code in violation of the above restrictions shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trust Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trust Administrator in accordance with the foregoing requirements.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trust Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trust Administrator under subparagraph (b) above, the Trust Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee (other than the Depositor of an affiliate thereof) in the form attached hereto as Exhibit I.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter.  The Trust Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trust Administrator shall be paid and delivered by the Trust Administrator to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Trust Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trust Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Trust Administrator, the NIMS Insurer, the Transferor or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trust Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Trust Administrator except to another Depository; (ii) the Depository shall maintain Book-Entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trust Administrator shall deal with the Depository as representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trust Administrator may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trust Administrator in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor notifies the Trust Administrator in writing, with the consent of the applicable Depository Participants, that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of a Master Servicer Event of Termination, Certificate Owners representing at least 51% of the Certificate Principal Balance of the Book-Entry Certificates together advise the Trust Administrator and the Depository through the Depository Participants in writing that the continuation of a Book-Entry system through the Depository is no longer in the best interests of the Certificate Owners and the Depository Participants consent to the termination, the Trust Administrator, upon receipt of notice of such event, shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trust Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trust Administrator shall issue the Definitive Certificates.  None of the Master Servicer, the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions.  The Depositor shall provide the Trust Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trust Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

Section 5.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer, the NIMS Insurer and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 5.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator and its counsel) connected therewith.  Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04

Persons Deemed Owners.

The Master Servicer, the Trustee, the Trust Administrator, the NIMS Insurer and any agent of the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer, the Trust Administrator, the NIMS Insurer, the Trustee nor any agent of the Master Servicer, the Trust Administrator or the Trustee shall be affected by any notice to the contrary.

Section 5.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Trust Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trust Administrator, then the Trust Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trust Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 5.06

Maintenance of Office or Agency.

Certificates may be surrendered for registration of transfer or exchange at Corporate Trust Office of the Trust Administrator.  The Trust Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

THE DEPOSITOR, THE MASTER SERVICER AND THE CUSTODIAN

Section 6.01

Respective Liabilities of the Depositor, the Master Servicer and the Custodian.

The Depositor, the Master Servicer, the NIMS Insurer and the Custodian shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 6.02

Merger or Consolidation of the Depositor, the Master Servicer and the Custodian.

The Depositor, the Master Servicer and the Custodian will each keep in full effect its existence, rights and franchises as a corporation or limited partnership, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation or legal entity, as the case may be, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Master Servicer or the Custodian may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Custodian shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Custodian, shall be the successor of the Depositor, the Master Servicer or the Custodian, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

Section 6.03

Limitation on Liability of the Depositor, the NIMS Insurer, the Transferor, the Master Servicer, the Custodian and Others.

None of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian or any of the directors, officers, employees or agents of the Depositor, the Transferor, the NIMS Insurer, the Master Servicer or the Custodian shall be under any liability to the Trust for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Transferor, the NIMS Insurer, the Master Servicer, the Custodian or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian or any such Person from any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Transferor, the Master Servicer, the NIMS Insurer, the Custodian and any director, officer, employee or agent of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority, (ii) the performance of its duties and obligations and the exercise of its rights under this Agreement or the Certificates which constitute “unanticipated expenses incurred by the REMIC” within the meaning of the REMIC Provisions, or (iii) any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer and the Custodian shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Transferor, the Master Servicer, the NIMS Insurer or the Custodian may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Transferor, the NIMS Insurer, the Custodian and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

Section 6.04

Limitation on Resignation of Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to Section 6.05.  Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the NIMS Insurer.  No such resignation shall become effective until the Trustee or a successor master servicer acceptable to the Certificate Insurer and the NIMS Insurer, shall have assumed the Master Servicer’s responsibilities, duties, liabilities and obligations hereunder.

Section 6.05

Sale and Assignment of Master Servicing Rights.

The Master Servicer may sell, assign or delegate its rights, duties and obligations as Master Servicer under this Agreement in their entirety; provided, however, that:  (i) the purchaser or transferee accepting such sale, assignment and delegation (a) shall be a Person qualified to service mortgage loans for Fannie Mae or Freddie Mac, (b) shall have a net worth of not less than $50,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below) or (c) shall execute and deliver to the Trustee and the NIMS Insurer an agreement, in form and substance reasonably satisfactory to the Trustee and the NIMS Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, from and after the effective date of such assumption agreement or delegation; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and shall confirm in writing to the Master Servicer and the Trustee and the NIMS Insurer that any such sale, assignment or delegation would not result in a withdrawal or a downgrading of the rating (without regard to the Policy) on any Class of Certificates in effect immediately prior to such sale, assignment; and (iii) the Master Servicer shall deliver to the Trustee and the NIMS Insurer an Officer’s Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been fulfilled and such action is permitted by and complies with the terms of this Agreement.  No such sale, assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Section 6.06

Fees of the Custodian.

The Custodian shall be compensated as separately agreed in writing with the Master Servicer.

ARTICLE VII

DEFAULT

Section 7.01

Events of Default.

“Master Servicer Event of Termination,” wherever used herein, means any one of the following events:

(i)

The Master Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of one Business Day; or

(ii)

The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the NIMS Insurer or to the Master Servicer and the Trustee or the Trust Administrator by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates; or

(iii)

There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)

The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

(v)

The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Section 6.04; or

(vi)

any failure by the Master Servicer to comply with Sections 3.21 or 3.22.

In each and every such case, so long as such Master Servicer Event of Termination with respect to the Master Servicer shall not have been remedied, the Trustee may, with the consent of the Certificate Insurer, and (i) at the direction of the NIMS Insurer or Holders of Certificates evidencing Voting Rights aggregating not less than 25% of the Certificates or (ii) if such Master Servicer Event of Termination is related to a failure by the Master Servicer to make any Advance required to be made by it pursuant to the terms of this Agreement, the Trustee shall, in each case by notice in writing to the Master Servicer, with a copy to the Rating Agencies, terminate all of the rights and obligations (but not the liabilities accruing prior to the date of termination) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof; provided, however, with respect to an Event of Default set forth in clause (vi), the Depositor, at its sole option, but with the consent of the Trustee, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Accountant’s Attestation, but in no event later than March 25 of such year.  Upon the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, the Servicing Agreements, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 7.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the Mortgage Files and all other property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer’s duties thereunder.  In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given.  The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.10(a)(i) through (xi), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

If the Master Servicer and the Trust Administrator are the same Person, then at any time the Master Servicer is terminated pursuant to Section 7.01 hereof, the Trust Administrator shall likewise be removed as trust administrator hereunder.

Section 7.02

Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law, including the obligation to make Advances pursuant to Section 4.01.  As compensation therefor, the Trustee shall be entitled to investment income on all funds to which the Master Servicer would have been entitled in the Collection Account or Distribution Account if the Master Servicer had continued to act hereunder.  Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, or if it has been requested in writing by the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates to do so, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Any successor to the Master Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to master service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, without regard to the guaranty provided by the Policies, as a result of such assignment and delegation.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05 hereof, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on Mortgage Loans as it and such successor master servicer shall agree; provided, however, that no such compensation shall be in excess of the compensation permitted the Master Servicer hereunder.  The Trustee and such successor master servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor master servicer as Master Servicer shall give notice to each Servicer of such change of master servicer and shall, during the term of its service as master servicer enforce the requirement of each Servicer to maintain in force the policy or policies pursuant to Section 3.11.

The Trustee or successor master servicer shall be entitled to be reimbursed from the Master Servicer for all costs associated with the transfer of master servicing from the predecessor master servicer, including, without limitation, any costs or expenses (including but not limited to personnel time) associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or successor master servicer to master service the Mortgage Loans properly and effectively.  If the Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Trust and the Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 3.10(b)(iii); provided that the Master Servicer shall reimburse the Trust for any such expense incurred by the Trust.

Section 7.03

Notification to Certificateholders.

(a)

Upon any termination of or appointment of a successor to the Master Servicer, the Trustee (or the Trust Administrator on its behalf) shall give prompt written notice thereof to the NIMS Insurer, Certificateholders and to each Rating Agency.

(b)

Within 60 days after the occurrence of any Master Servicer Event of Termination, the Trustee or the Trust Administrator shall transmit by mail to the NIMS Insurer and all Certificateholders notice of each such Master Servicer Event of Termination hereunder actually known to a Responsible Officer of the Trustee or the Trust Administrator, unless such Master Servicer Event of Termination shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01

Duties of Trustee.

The Trustee, prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case a Master Servicer Event of Termination has occurred and remains uncured or unwaived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs, but only until such time as a successor Master Servicer shall have been appointed hereunder.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement to the extent that forms of such documents have been provided to the Trustee; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the NIMS Insurer and the Certificateholders of such non-conforming instrument in the event the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

unless a Master Servicer Event of Termination of which a Responsible Officer of the Trustee has actual knowledge shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trustee was negligent in ascertaining the pertinent facts;

(iii)

the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

(iv)

The Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer.

Section 8.02

Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(i)

the Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

prior to the occurrence of a Master Servicer Event of Termination and after the curing or waiver of all Master Servicer Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIMS Insurer or Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodian and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

(vi)

the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Termination until a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, the NIMS Insurer or the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates.  In the absence of such receipt of such notice, the Trustee may conclusively assume that there is no Master Servicer Event of Termination;

(ix)

the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the NIMS Insurer, the Certificateholders, pursuant to the provisions of this Agreement, unless the NIMS Insurer or the Certificateholders have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Section 8.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer or the Trust Administrator.

Section 8.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trustee.

Section 8.05

Trustee’s Fees and Expenses.

The Trustee shall be compensated as separately agreed with the Master Servicer.  The Trustee and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, (ii) incurred in connection with the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), (iii) resulting from any error in any tax or information return prepared by the Master Servicer, and (iv) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trustee shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trustee, to the extent that the Trustee must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 8.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.  The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

Section 8.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the NIMS Insurer and the Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee acceptable to the NIMS Insurer and in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06.  If no successor trustee meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the NIMS Insurer or the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the NIMS Insurer, the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee acceptable to the NIMS Insurer, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trustee.

The Holders of Certificates entitled to at least 51% of the Voting Rights or the NIMS Insurer may at any time remove the Trustee and appoint a successor trustee acceptable to the NIMS Insurer, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.  Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance by the successor trustee of appointment as provided in Section 8.08 hereof.

Section 8.08

Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor, the NIMS Insurer and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trustee of appointment as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trustee of appointment, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09

Merger or Consolidation of Trustee.

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Certificate Insurer, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer, the NIMS Insurer and the Trustee may consider necessary or desirable.  If the Master Servicer or the NIMS Insurer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case a Master Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor master servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee; and

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer, the NIMS Insurer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE IX

CONCERNING THE TRUST ADMINISTRATOR AND THE MASTER SERVICER

Section 9.01

Duties of Trust Administrator.

The Trust Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trust Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such non-conforming instrument in the event the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)

the Trust Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Trust Administrator was negligent in ascertaining the pertinent facts;

(iii)

the Trust Administrator shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising or omitting to exercise any trust or power conferred upon the Trust Administrator under this Agreement; and

(iv)

The Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

Section 9.02

Certain Matters Affecting the Trust Administrator.

Except as otherwise provided in Section 9.01:

(i)

the Trust Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trust Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(ii)

the Trust Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trust Administrator shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding.  Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

(v)

the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodian and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trust Administrator with due care;

(vi)

the Trust Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trust Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trust Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(vii)

[reserved];

(viii)

[reserved];

(ix)

the Trust Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity satisfactory to the Trust Administrator against the costs, expenses and liabilities which may be incurred therein or thereby.

The Trust Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

The Trust Administrator is hereby directed by the Depositor to execute and deliver the Cap Contract on behalf of the Trust Fund in the form presented to it by the Depositor.

Section 9.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Trust Administrator assumes no responsibility for their correctness.  The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trust Administrator’s execution and authentication of the Certificates.  The Trust Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

Section 9.04

Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Trust Administrator.

Section 9.05

Trust Administrator’s Fees and Expenses.

As compensation for its activities hereunder, the Trust Administrator shall be entitled to retain or withdraw from the Distribution Account and amount equal to the Trust Administrator Compensation.  The Trust Administrator and any director, officer, employee, agent or “control person” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended (“Control Person”), of the Trust Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder, (ii) incurred in connection with the performance of any of the Trust Administrator’s duties hereunder, other than any loss, liability or expense (x) incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or (y) which would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), or (iii) incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, or which would not be an “unanticipated expense” within the meaning of the second preceding sentence, the Trust Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such Persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

Section 9.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.  The entity serving as Trust Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

Section 9.07

Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and acceptance by a successor trust administrator in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.  If no successor trust administrator meeting such qualifications shall have been so appointed by the Depositor or the Trustee and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trust Administrator may petition any court of competent jurisdiction for the appointment of a successor trust administrator.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trust Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Trust Administrator, then the Depositor or the Trustee may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trust Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor trust administrator.  If the Master Servicer and the Trust Administrator are the same Person, then at any time the Master Servicer is terminated pursuant to Section 7.01 hereof, the Depositor shall also remove the Trust Administrator as trust administrator hereunder.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trust Administrator and appoint a successor trust administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trust Administrator to the Trustee, one complete set to the Trust Administrator so removed and one complete set to the successor so appointed.  Notice of any removal of the Trust Administrator shall be given to each Rating Agency by the successor trust administrator.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance by the successor trust administrator of appointment as provided in Section 9.08 hereof.  If the Trust Administrator and the Master Servicer are the same Person, then at any time the Trust Administrator is removed pursuant to this Section 9.07, the Master Servicer shall likewise be terminated as master servicer hereunder.

The Trust Administrator (i) may not be an Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Trust Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody's (or such rating acceptable to Fitch pursuant to a rating confirmation).  If no successor trust administrator shall have been appointed and shall have accepted appointment within 60 days after Wells Fargo Bank, National Association, as Trust Administrator, ceases to be the trust administrator pursuant to this Section 9.07, then the Trustee shall perform the duties of the Trust Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies of any change of Trust Administrator.  In such event, the Trustee shall assume all of the rights and obligations of the Trust Administrator hereunder arising thereafter except that the Trustee shall not be (i) liable for losses of the predecessor Trust Administrator or any acts or omissions of the predecessor Trust Administrator hereunder or (ii) deemed to have made any representations and warranties of the Trust Administrator made herein.  The Trustee shall not be accountable for, shall have no liability for and makes no representation as to any acts or omissions hereunder of the Trust Administrator until such time as the Trustee may be required to act as successor Trust Administrator pursuant to this Section 9.07 and thereupon only for the acts or omissions of the Trustee as successor Trust Administrator.

The Trustee or successor trust administrator shall be entitled to be reimbursed from the Master Servicer for all reasonable costs and expenses associated with the transfer of the duties of the Trust Administrator from the predecessor Trust Administrator, including, without limitation, any costs or expenses associated with the complete transfer of all trust administrator data and the completion, correction or manipulation of such trust administrator data as may be required by the Trustee or successor trust administrator to correct any errors or insufficiencies in such trust administrator data or otherwise to enable the Trustee or successor trust administrator to perform the duties of the Trust Administrator properly and effectively.

The Trustee, as successor Trust Administrator, as compensation for its activities hereunder, shall be entitled to retain or withdraw from the Distribution Account an amount equal to the Trust Administrator Compensation.  To the extent such Trust Administrator Compensation is less than the current market rate that the Trustee would charge for providing similar trust administrator services in a similarly structured transaction, as mutually determined by the Trustee and the successor Master Servicer at the time the Trustee becomes the successor Trust Administrator, the successor Master Servicer, out of its own funds, shall pay the Trustee, as successor Trust Administrator, additional compensation in an amount equal to the difference between the Trust Administrator Compensation and such current market rate for such trust administrator services, as separately negotiated by the successor Master Servicer and the Trustee at the time the Trustee becomes the successor Trust Administrator.

Section 9.08

Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trust administrator herein.  The Depositor, the Trustee, the Master Servicer and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 9.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

Upon acceptance by a successor trust administrator of appointment as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance by the successor trust administrator of appointment, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 9.09

Merger or Consolidation of Trust Administrator.

Any corporation or other entity into which the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any corporation or other entity succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 9.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10

[Reserved].

Section 9.11

Tax Matters.

It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions.  In furtherance of such intention, the Master Servicer covenants and agrees that it shall act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of such REMIC and that in such capacity it shall:

(a)

prepare, submit to the Trustee for execution, and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby, including without limitation, the calculation of any original issue discount using the Prepayment Assumption;

(b)

apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or other acceptable method for such REMIC and within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

(c)

make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

(d)

provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee described in clauses (i)-(iv) of the definition thereof, or an agent (including a broker, nominee or other middleman) of a non-Permitted Transferee (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

(e)

to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;

(f)

not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;

(g)

not permit the creation of any interests in such REMIC other than the Certificates;

(h)

not receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement);

(i)

receive any income attributable to any asset which is neither a “qualified mortgage” nor a “permitted investment” within the meaning of the REMIC Provisions;

(j)

not receive any contributions to such REMIC after the Startup Day that would be subject to tax under Section 860G(d) of the Code;

(k)

not dispose of any assets of such REMIC at a gain if such disposition would be a “prohibited transaction” within the meaning of Section 860F(a)(2) of the Code;

(l)

pay, from the sources specified in the last paragraph of this Section 9.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from causing the withholding of payment of such tax, if permitted by law, pending the outcome of such proceedings);

(m)

ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

(n)

maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

The Holder of the largest Percentage Interest of the Class A-LR Certificates shall act as “tax matters person” within the meaning of Treasury Regulations Section 1.860F-4(d) for the Subsidiary REMIC and the Holder of the largest Percentage Interest of the Class A-UR Certificates shall act as “tax matters person” within the meaning of Treasury Regulations Section 1.860F-4(d) for each remaining REMIC created pursuant to this Agreement.  The Master Servicer is hereby designated as agent of each Residual Certificateholder for such purposes (or if the Master Servicer is not so permitted, such Holder shall be the tax matters person in accordance with the REMIC Provisions).  In such capacity, the Master Servicer shall, as and when necessary and appropriate, represent the related REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

In order to enable the Master Servicer to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Master Servicer within ten (10) days after the Closing Date all information or data that the Master Servicer requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.  Thereafter, the Depositor shall provide to the Master Servicer promptly upon written request therefor, any such additional information or data that the Master Servicer may, from time to time, reasonably request in order to enable the Master Servicer to perform its duties as set forth herein.  The Depositor hereby indemnifies the Master Servicer for any losses, liabilities, damages, claims or expenses of the Master Servicer arising from any errors or miscalculations of the Master Servicer that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Master Servicer on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Master Servicer, the Trustee or the Trust Administrator, respectively, if any such other tax arises out of or results from a breach by the Master Servicer, the Trustee or the Trust Administrator, respectively, of any of its obligations under this Agreement, (ii) the Transferor, if any such tax arises out of or results from the Transferor’s obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iii) in all other cases, or in the event that the Trustee, the Trust Administrator, the Master Servicer or the Transferor fails to honor its obligations under the preceding clause (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.10(b).

Section 9.12

Periodic Filings.

The Master Servicer shall reasonably cooperate with the Depositor to enable the Trust to satisfy its reporting requirements under the Exchange Act.

(a)

(i)

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trust Administrator shall prepare and file on behalf of the Issuing Entity any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trust Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit T hereto and be determined and prepared by and at the direction of the Depositor and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, absent such determination and direction by the Depositor.

(ii)

For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, within 5 calendar days after the related Distribution Date, (i) certain parties to the MASTR Asset Backed Securities Trust 2006-AB1 transaction as set forth on Exhibit T shall be required to provide to the Trust Administrator (by e-mail at cts.sec.notifications@wellsfargo.com and by facsimile at 410-715-2380) and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D Disclosure as set forth on Exhibit T, if applicable, (ii) include with such Additional Form 10-D Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit S and (iii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)

After preparing the Form 10-D, the Trust Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor and the Master Servicer for review; provided, the Trust Administrator shall only be required to forward such draft Form 10-D to the Depositor, where such draft Form 10-D contains Additional Form 10-D Disclosure.  No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.12(d)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-D.  The signing party at the Master Servicer can be contacted at (410) 884-2000.  Each party to this Agreement acknowledges that the performance by the Trust Administrator of its duties under this Section 9.12 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 9.12.  The Trust Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trust Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

With respect to each Distribution Date, prior to the issuance of the related monthly statement to Certificateholders pursuant to Section 4.04 (each, a “Distribution Date Statement”) by the Trust Administrator, the Master Servicer shall confirm that it has received all distribution and/or servicing information required to be provided to the Master Servicer, pursuant and to the extent set forth in the Servicing Agreement, by the Servicer for inclusion in such Distribution Date Statement.  In the event the Master Servicer determines that any such information has not been provided as required or is materially incorrect, the Master Servicer shall immediately notify the Servicer and use its reasonable best efforts to cause the Servicer to provide or correct, as the case may be, such information promptly (but in any event in time to permit the Trust Administrator to make available the Distribution Date Statement at the time required in this Agreement).

(b)

(i)

On or before 90 days after the end of each fiscal year of the Issuing Entity or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trust Administrator shall prepare and file on behalf of the Issuing Entity a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trust Administrator within the applicable time frames set forth in this Agreement and the Servicing Agreement, (A) an annual compliance statement for the Servicer, each Additional Servicer and the Master Servicer as described under Section 3.21, (B)(I) each annual Assessment of Compliance with Servicing Criteria for the Master Servicer, the Trust Administrator, any Additional Servicer, the Custodian, and any Servicing Function Participant engaged by any of such parties (each, a “Reporting Servicer”), as described under Section 3.22(a), and (II) if each Reporting Servicer’s Assessment of Compliance with Servicing Criteria described under Section 3.22(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer’s Assessment of Compliance with Servicing Criteria described under Section 3.22(a) is not included as an exhibit to such Form 10-K, disclosure that such Assessment of Compliance is not included and an explanation why such Assessment of Compliance is not included, (C)(I) the Accountant’s Attestation for each such Reporting Servicer, as described under Section 3.22(b), and (II) if any Accountant’s Attestation described under Section 3.22(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such Accountant’s Attestation is not included and an explanation why such Accountant’s Attestation is not included, and (D) a Sarbanes-Oxley Certification as described in Section 9.12(b)(iv). Any disclosure or information in addition to (A) through (D) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit U hereto and be determined and prepared by and at the direction of the Depositor and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, absent such determination and direction.

(ii)

For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than March 10 (with a 5 calendar day cure period) of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2007, (A) certain parties to the MASTR Asset Backed Securities Trust 2006-AB1 transaction as set forth on Exhibit U shall be required to provide to the Trust Administrator (by email at cts.sec.notifications@wellsfargo.com and by facsimile at (410) 715-2380) and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-K Disclosure as set forth on Exhibit U, if applicable, (B) include with such Additional Form 10-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit S and (C) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.  In order to allow the parties to comply with the requirements of this section, on or before March 1 of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2007, the Depositor will provide all parties to the Pooling and Servicing Agreement with a list of (i) the Servicer contemplated under §1108 of Regulation AB, (ii) the Trustee, (iii) each originator contemplated by §1110 of Regulation AB, (iv) significant obligor contemplated by §1112 of Regulation AB, (v) enhancement or support provider contemplated under §§1114 or 1115 or Regulation AB and (vi) any other material parties related to the Trust contemplated by §1101(d)(1) of Regulation AB.

(iii)

After preparing the Form 10-K, the Trust Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor and the Master Servicer for review.  No later than noon New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.12(d)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-K.  The signing party at the Master Servicer can be contacted at (410) 884-2000.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.12(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 9.12(b), Section 3.21, Section 3.22(a) and Section 3.22(b).  The Trust Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trust Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), exactly as set forth in Exhibit W attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act.  The Depositor, the Master Servicer, the Trust Administrator and the Custodian shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10 (with a 5 calendar day cure period) of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit U, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  In the event the Depositor, the Trust Administrator, the Master Servicer, any Additional Servicer or any Servicing Function Participant engaged by the parties is terminated or resigns pursuant to the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 9.12(b)(iv) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant, to the related Servicing Agreement.

(c)

(i)

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), if requested by the Depositor, and to the extent it receives the Form 8-K Disclosure Information described below, the Trust Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit S hereto and be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, absent such determination and direction by the Depositor.

(ii)

For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than Noon (New York time) on the 2nd Business Day after the occurrence of a Reportable Event (i) certain parties to the MASTR Asset Backed Securities Trust 2006 1 transaction as set forth on Exhibit V shall be required to provide to the Trust Administrator (by email at cts.sec.notifications@wellsfargo.com and by facsimile at (410) 715-2380) and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, as set forth on Exhibit V, (ii) include with such Additional Form 8-K Disclosure, an Additional Disclosure Notification in the from attached hereto as Exhibit S and (iii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on the Form 8-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

(iii)

After preparing the Form 8-K, the Trust Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review.  No later than Noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 9.12(d)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will, make available on its internet website a final executed copy of each Form 8-K.  The signing party at the Master Servicer can be contacted at (410) 884-2000.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.12 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 9.12.  The Trust Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trust Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)

(i)

On or prior to January 30 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act.

In the event that the Trust Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trust Administrator will promptly notify the Depositor and the Master Servicer, which notice may be by e-mail, facsimile or telephone.  In the case of Form 10-D and Form 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a Form 10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trust Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Trust Administrator will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 8-K/A, Form 10-D/A or Form 10-K/A; provided, the Trust Administrator will only be required to notify the Depositor of an amendment to any Form 10-D where such amendment contains Additional Form 10-D Disclosure.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K shall be signed by a duly authorized officer (or in the case of a Form 10-K a senior officer) of the Master Servicer in charge of the master servicing function.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 9.12(d) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section.  The Trust Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from the Trust Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

ARTICLE X

TERMINATION

Section 10.01

Termination upon Liquidation or Repurchase of All Mortgage Loans.

(a)

Subject to Section 10.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Transferor, the Trustee and the Trust Administrator (other than the indemnification obligations of the Master Servicer pursuant to Section 6.03 and of the Master Servicer to make remittances to the Trust Administrator and the Trust Administrator to make payments in respect of the Classes of Certificates and the Certificate Insurer as hereinafter set forth) shall terminate upon payment to the Certificateholders and the Certificate Insurer of all amounts required to be distributed to them and the deposit of all amounts held by or on behalf of the Trust Administrator and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Auction Purchaser (as defined below) on a servicing retained basis of all Mortgage Loans and each REO Property remaining in the Subsidiary REMIC (the “Trust Collateral”) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof or (b) the Latest Possible Maturity Date as defined in the Preliminary Statement.

(b)

On any date on which the aggregate Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund on such date is reduced to less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date (any such date, an “Auction Date”), the Terminating Entity may direct the Trust Administrator to solicit bids for the Trust Collateral from at least three entities, at least two of which are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Trust Administrator receives at least three bids for the Trust Collateral, and one of such bids is equal to or greater than the Principal Balance of the Mortgage Loans and the appraised value of any REO Properties, such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Master Servicer, the Certificate Insurer and the Trust Administrator in their reasonable discretion, plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date, plus Servicing Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, any accrued and unpaid Net WAC Rate Carryover Amount then remaining unpaid or which is due to the exercise of such option (the “Par Value”), the Trust Administrator shall sell the Trust Collateral to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Auction Sale Price”); provided, however, such Auction Sale may not occur (i) if the Auction Sale Price is insufficient to pay all Interest accrued on, as well as amounts necessary to retire the principal balance of, each Class of Certificates issued pursuant to the Pooling and Servicing Agreement and any remaining amounts owed to the Trust Administrator under the Pooling and Servicing Agreement, the Certificate Insurer and the NIMS Insurer on the date such Certificates are retired and (ii) without the consent of the Certificate Insurer if a payment would be required under the Policy or if amounts due to the Certificate Insurer would remain unreimbursed.  If the Trust Administrator receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value, the Terminating Entity may direct the Trust Administrator, on each six-month anniversary of the initial Auction Date, to repeat these auction procedures until the date on which the Trust Administrator receives a bid that is equal to or greater than the Par Value, and sells the Trust Collateral to the Auction Purchaser at the Auction Sale Price.  The Trust Administrator shall give notice to the Rating Agencies and each Servicer that is servicing any of the Mortgage Loans of the sale of the Trust Collateral pursuant to this Section 10.01 (an “Auction Sale”) and of the Auction Date.

(c)

Notice of the liquidation of the Certificates shall be given promptly by the Trust Administrator by letter to the Certificateholders, the Certificate Insurer, the NIMS Insurer and the Trustee mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Master Servicer, not earlier than the 10th day and not later than the 20th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the Subsidiary REMIC Regular Interests or the Certificates from and after the Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator.

In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Subsidiary REMIC by the Master Servicer, the Master Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the Auction Sale Price.  The Trust Administrator shall remit to the Master Servicer from such funds deposited in the Distribution Account (i) any amounts which the Master Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.10 and (ii) any other amounts otherwise payable by the Trust Administrator to the Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 4.02.  Upon certification to the Trust Administrator by the Master Servicer of the making of such final deposit and of the delivery of the Policy to the Certificate Insurer for cancellation, the Trust Administrator shall promptly release to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trust Administrator shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

In the event such notice is given in connection with the purchase of the Trust Collateral by the Auction Purchaser, the Auction Purchaser shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the Auction Sale Price.  Upon certification to the Trust Administrator by the Auction Purchaser of the making of such final deposit and of the delivery of the Policy to the Certificate Insurer for cancellation, the Trust Administrator shall promptly release to the Auction Purchaser the Mortgage Files for the remaining Mortgage Loans, and the Trust Administrator shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.02 in respect of the Certificates so presented and surrendered.  Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 10.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to UBS Securities LLC, all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease hereunder, under their Certificates and under the Policy, if applicable.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.  Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments.  All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

Section 10.02

Additional Termination Requirements.

In the event that Auction Purchaser purchases the Trust Collateral, or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC occurs pursuant to Section 10.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trust Administrator and the Master Servicer have received an Opinion of Counsel, which Opinion of Counsel shall be at the expense of the Master Servicer (or in connection with a termination resulting from the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Subsidiary REMIC, which Opinion of Counsel shall be at the expense of the person seeking nonadherence to the following additional requirements but which in no event shall be at the expense of the Trust Fund or, unless it is the person seeking nonadherence to the following additional requirements, the Servicer or the Trust Administrator), to the effect that the failure of the Subsidiary REMIC to comply with such additional requirements of this Section 10.02 will not (A) result in the imposition on the Trust Fund of taxes on “prohibited transactions,” as described in Section 860F of the Code, or (B) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)

The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each REMIC’s final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

(ii)

If the Subsidiary REMIC is being terminated in connection with a purchase pursuant to Section 10.01(a)(i), during such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trust Administrator shall sell all of the assets of the Subsidiary REMIC to the Auction Purchaser for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

At the expense of the Master Servicer, the Depositor shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC pursuant to this Section 10.02.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trust Administrator to specify the 90-day liquidation period for each REMIC, which authorization shall be binding upon all successor Certificateholders.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodian, the Trust Administrator and the Trustee, with the consent of the Certificate Insurer and the NIMS Insurer and without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus Supplement, (iii) to add to the duties of the Depositor, the Trustee, the Trust Administrator, the Transferor, the Custodian or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel addressed to the Trust Administrator, the Certificate Insurer and NIMS Insurer (which Opinion of Counsel shall be an expense of the party requesting the amendment, or if the Trust Administrator requests the amendment, the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.  The Trust Administrator, the Trustee, the Depositor, the Transferor, the Custodian, the NIMS Insurer and the Master Servicer also may at any time and from time to time amend this Agreement with the consent of the NIMS Insurer and without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trust Administrator and NIMS Insurer have been provided an Opinion of Counsel addressed to the Trust Administrator, NIMS Insurer and the Master Servicer, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.  In addition, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the NIMS Insurer, the Trust Administrator, the Seller and the Trustee without the consent of the Certificateholders to comply with the provisions of Regulation AB.

Section 9.12 of this Agreement may also be amended by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Certificate Insurer, the NIMS Insurer and the Trustee with the consent of the NIMS Insurer and without the consent of any of the Certificateholders, and without the need for any Opinions of Counsel or Rating Agency confirmation, in the event that new guidelines or procedures are issued by the Securities and Exchange Commission with respect to the preparation and filing of the Form 10-K and the Certification required to be attached thereto as referenced in Section 9.12(d).

This Agreement may also be amended from time to time by the Depositor, the Transferor, the Master Servicer, the Custodian, the Trust Administrator, the Certificate Insurer, the NIMS Insurer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee, the NIMS Insurer and the Trust Administrator shall not consent to any amendment to this Agreement (other than pursuant to the second preceding paragraph) unless it shall have first received an Opinion of Counsel addressed to the Trustee, the NIMS Insurer and the Trust Administrator, which opinion shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, to the effect that such amendment is permitted hereunder and will not cause the imposition of any tax under the REMIC Provisions on any REMIC or the Certificateholders or cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the NIMS Insurer and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Nothing in this Agreement shall require the Trustee or the Trust Administrator to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund), satisfactory to the Trust Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.  Notwithstanding any to the contrary in this Section 11.01, the Trustee, the Custodian, the Trust Administrator, the NIMS Insurer and the Master Servicer shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission.

Section 11.02

Recordation of Agreement; Counterparts.

This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust on direction by the Trust Administrator (acting at the written direction of a Majority in Interest of the Certificateholders), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee.  It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

The Depositor for the benefit of the Certificateholders and the Certificate Insurer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.  The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

Section 11.05

Notices.

(a)

The Trust Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(i)

Any material change or amendment to this Agreement;

(ii)

The occurrence of any Master Servicer Event of Termination that has not been cured;

(iii)

The resignation or termination of the Master Servicer, the Custodian, the Trust Administrator, the NIMS Insurer or the Trustee and the appointment of any successor;

(iv)

The repurchase or substitution of Mortgage Loans pursuant to Section 2.03; and

(v)

The final payment to Certificateholders.

In addition, the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

(vi)

Each annual statement as to compliance described in Section 3.21;

(vii)

Each annual independent public accountants’ servicing report described in Section 3.22; and

(viii)

Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02 or 2.03.

(b)

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Mortgage Asset Securitization Transactions, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, or such other address as the Master Servicer may hereafter furnish to each other party to this Agreement in writing, and in the case of Wells Fargo in its capacity as the Custodian, Wells Fargo Bank, N.A., 1015 10th Avenue Southeast, Minneapolis, Minnesota 55414 (c) in the case of the Trustee, the Corporate Trust Office, or such other address as the Trustee may hereafter furnish to each other party to this Agreement in writing, (d) in the case of the Transferor, UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention:  General Counsel, (e) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency and (f) in the case of the Trust Administrator, the Corporate Trust Office, or such other address as the Trust Administrator may hereafter furnish to each other party to this Agreement in writing.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

Section 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02 and this Section 11.07, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.  Pursuant to Section 6.05, the Master Servicer shall be permitted to pledge its rights as servicer hereunder to a lender, provided that no such pledge shall permit the termination of the Master Servicer as Master Servicer unless a successor servicer meeting the requirements of Sections 6.04 and 7.02 hereunder shall have assumed the rights and obligations of the Master Servicer hereunder.

Section 11.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee or the Trust Administrator a written notice of a Master Servicer Event of Termination and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee or the Trust Administrator to institute such action, suit or proceeding in its own name as Trustee or Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee or the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee or the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.08, each and every Certificateholder and the Trustee and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 11.09

Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Servicer to permit any representative of the Depositor or the Trustee during the Master Servicer’s or Servicer’s, as the case may be, normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer or each Servicer, as the case may be, relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer or each Servicer, as the case may be, hereby authorize said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.  Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 11.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Servicer.

Section 11.10

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 11.11

Third Party Rights.

The NIMS Insurer and the Certificate Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

Section 11.12

Compliance With Regulation AB.

Each of the parties hereto acknowledges and agrees that the purpose of Sections 3.21, 3.22 and 9.12 of this Agreement is to facilitate compliance by the Transferor and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply, to the extent practicable from a timing and information systems perspective and at the expense of the Depositor, with requests made by the Transferor or the Depositor for delivery of additional or different information as the Transferor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Trust Administrator, the Transferor, the Master Servicer and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor

By:

            /s/ Peter Slagowitz
Name:      Peter Slagowitz
Title:        Managing Director

By:

            /s/ Douglas Adelman
Name:      Douglas Adelman
Title:        Associate Director

UBS REAL ESTATE SECURITIES INC., as Transferor

By:

            /s/ Peter Slagowitz
Name:      Peter Slagowitz
Title:        Managing Director

By:

            /s/ Douglas Adelman
Name:      Douglas Adelman
Title:        Associate Director

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:

            /s/ Shannon M. Rantz
Name:      Shannon M. Rantz
Title:        Vice President

WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian

By:

            /s/ Graham M. Oglesby
Name:      Graham M. Oglesby
Title:        Assistant Vice President

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Alan Schindler_______________
Notary Public

[SEAL]

My commission expires:

____September 9, 2009____________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Douglas Adelman known to me to be an Associate Director of Mortgage Asset Securitization Transactions, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Alan Schindler_______________
Notary Public

[SEAL]

My commission expires:

____September 9, 2009____________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Peter Slagowitz known to me to be a Managing Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Alan Schindler_______________
Notary Public

[SEAL]

My commission expires:

____September 9, 2009____________

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Douglas Adelman known to me to be an Associate Director of UBS Real Estate Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Alan Schindler_______________
Notary Public

[SEAL]

My commission expires:

____September 9, 2009____________

STATE OF MARYLAND

)

)

ss.:

COUNTY OF BALTIMORE

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Graham M. Oglesby known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Darron C. Woodus_______________
Notary Public

[SEAL]

My commission expires:

____December 6, 2008____________

STATE OF MINNESOTA

)

)

ss.:

COUNTY OF RAMSEY

)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Shannon M. Rantz known to me to be a Vice Presdent of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____/s/ Tiffany M. Jeanson_______________
Notary Public

[SEAL]

My commission expires:

____January 31, 2009____________

SCHEDULE I
Mortgage Loan Schedule

SCHEDULE II
MASTR Asset Backed Securities Trust 2006-AB1
Mortgage Pass-Through Certificates
Series 2006-AB1

Representations and Warranties as to the Mortgage Loans

UBS Real Estate Securities Inc. (the “Transferor”) hereby makes with respect to those Mortgage Loans sold by it to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the following representations and warranties as of the Closing Date or, if so specified herein, as of the Cut-off Date.

(i)

The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(ii)

With respect to a Mortgage Loan that is not a Co-op Mortgage Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.  With respect to a Mortgage Loan that is a Co-op Mortgage Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

(iii)

All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 31 days or more delinquent in payment and has not been dishonored (in each case, by aggregate Cut-off Date Principal Balance of all of the Mortgage Loans);

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

(vi)

To the best of the Transferor’s knowledge, the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in this Agreement. All such standard hazard policies are in full force and effect.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in this Agreement.  Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all applicable predatory and abusive lending laws applicable to the Mortgage Loan have been complied with in all material respects;

(ix)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(x)

The related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Mortgage Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage subject only to (1) the related first lien, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest, in each case, on the property described therein, and the Transferor has the full right to sell and assign the same to the Purchaser;

(xi)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Transferor or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(xii)

Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Transferor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xiii)

Each Mortgage Loan that is not a Co-op Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)(1), (2), (3) and (4) above) the Transferor, its successors and assigns, as to the second priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Transferor, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xiv)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Transferor nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(xv)

To the best of the Transferor’s knowledge, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xvi)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xvii)

The Mortgage Loan complies with all the terms, conditions and requirements of the Transferor’s Underwriting Standards in effect at the time of origination of such Mortgage Loan.  The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac;

(xviii)

The Transferor represents that the Mortgaged Property is not subject to any material damage by waste, fire, wildfire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

(xix)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

(xx)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(xxi)

The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

(xxii)

At the time the Mortgage Loan was originated, the Mortgagor was not bankrupt or insolvent;

(xxiii)

The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least five (5) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

(xxiv)

As to Mortgage Loans that are not Co-op Mortgage Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

(xxv)

With respect to each Mortgage Loan that contains a Prepayment Penalty, to the knowledge of the Transferor, such Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated.  Except as otherwise set forth on the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty will not exceed the maximum amount permitted under applicable law;

(xxvi)

As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xxvii)

To the best of the Transferor’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(xxviii)

Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

(xxix)

With respect to each Co-op Mortgage Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the cooperative shares relating to each Co-op Mortgage Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Mortgage Loan), which have priority over the Transferor’s security interest in such cooperative shares;

(xxx)

With respect to each Co-op Mortgage Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Mortgage Loan;

(xxxi)

With respect to each Co-op Mortgage Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(xxxii)

With respect to each Co-op Mortgage Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

(xxxiii)

The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(xxxiv)

With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; and (x) the Purchaser has the right to cure defaults on the ground lease;

(xxxv)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xxxvi)

No Mortgage Loan has a Mortgage Loan-to-Value Ratio in excess of 100%;

(xxxvii)

[RESERVED];

(xxxviii)

To the best of the knowledge of the Transferor’s knowledge, the Transferor has not received notice of:  (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

(xxxix)

[RESERVED];

(xl)

No Mortgage Loan is a “home equity line of credit”;

(xli)

[RESERVED];

(xlii)

None of the Mortgage Loans are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” or similarly classified loan under any other applicable state, federal or local law;

(xliii)

No Mortgage Loan is a “High Cost Mortgage Loan” or “Covered Mortgage Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

(xliv)

The Depositor does not intend that any mortgage loan be included in the Trust Fund that is (i) a "High-Cost Home Mortgage Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Mortgage Loan" as defined in the New Mexico Home Mortgage Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004, (iv) a "High-Cost Home Mortgage Loan" as defined in the Indiana High Cost Home Mortgage Loan Law effective January 1, 2005 or (v) a “High Risk Home Mortgage Loan” as defined in the Illinois High Risk Home Mortgage Loan Act effective January 1, 2004;

(xlv)

With respect to any Mortgage Loan originated on or after
August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(xlvi)

None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies; and

(xlvii)

No Mortgage Loan originated or modified on or after October 1, 2002 and prior to March 7, 2003 is secured by a Mortgaged Property in the State of Georgia.